U.S. GLOBAL INVESTORS FUNDS

                           STATEMENT OF ADDITIONAL INFORMATION

                  U.S. GOLD SHARES FUND   ("Gold Shares Fund")
             U.S. GLOBAL RESOURCES FUND   ("Global Resources Fund")
                   U.S. WORLD GOLD FUND   ("World Gold Fund")
     U.S. TREASURY SECURITIES CASH FUND   ("Treasury Securities Cash Fund")
U.S. GOVERNMENT SECURITIES SAVINGS FUND   ("Government Securities Savings Fund")
                       U.S. INCOME FUND   ("Income Fund")
                  U.S. REAL ESTATE FUND   ("Real Estate Fund")
UNITED SERVICES NEAR-TERM TAX FREE FUND   ("Near-Term Tax Free Fund")
                     U.S. TAX FREE FUND   ("Tax Free Fund")

This Statement of Additional Information is not a prospectus. You should read it in conjunction with the appropriate prospectus issued November 1, 1996 (the
"Prospectus"), which you may request from U. S. Global Investors, Inc. (the "Advisor"), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637).

The date of this Statement of Additional Information is November 1, 1996, amended June 16, 1997.


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                                TABLE OF CONTENTS

                                                                           PAGE

GENERAL INFORMATION.........................................................3

INVESTMENT OBJECTIVES AND POLICIES..........................................3
    Investment Restrictions.................................................4

SPECIAL RISK CONSIDERATIONS................................................11

PORTFOLIO TRANSACTIONS.....................................................15

MANAGEMENT OF THE FUNDS....................................................16

PRINCIPAL HOLDERS OF SECURITIES............................................17

INVESTMENT ADVISORY SERVICES...............................................18

TRANSFER AGENCY AND OTHER SERVICES.........................................20

CERTAIN PURCHASES OF SHARES OF THE FUNDS...................................21

ADDITIONAL INFORMATION ON REDEMPTIONS......................................21

CALCULATION OF PERFORMANCE DATA............................................22

TAX STATUS.................................................................25
    Taxation of the Funds--In General......................................25
    Taxation of the Funds' Investments.....................................25
    Taxation of the Shareholder............................................26

CUSTODIAN..................................................................27

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL..................................27

INFORMATION ABOUT SECURITIES RATINGS.......................................27

FINANCIAL STATEMENTS.......................................................28

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                               GENERAL INFORMATION

U.S. Global Investors Funds (the "Trust") is an open-end management investment company and is a voluntary association of the type known as a "business trust" organized under the laws of the Commonwealth of Massachusetts. There are numerous series within the Trust, each of which represents a separate diversified portfolio of securities (collectively referred to herein as the "Portfolios" or "Funds" and individually as a "Portfolio" or "Fund").

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, will be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

As described under "The Trust" in the prospectus, under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940 (the "1940 Act").

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds' investment objectives and policies discussed in the Trust's prospectuses.

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INVESTMENT RESTRICTIONS: None of the Funds will change its investment objectives as set forth in the prospectus, and none of the Funds will change any of the following investment restrictions, without, in either case, the affirmative vote of a majority of the outstanding voting securities of that Fund, which, as used herein, means the lesser of (1) 67% of that Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of that Fund are represented either in person or by proxy, or (2) more than 50% of that Fund's outstanding shares.

A Fund may not:


     1.   Issue senior securities.

     2. Borrow money, except that (i) a Fund may borrow not in excess of 5% of the total assets of that Fund from banks as a temporary measure for extraordinary purposes, and (ii) the GOLD SHARES FUND and WORLD GOLD FUND may borrow money only for temporary or emergency purposes (not for leveraging or investment), provided that the amount of such borrowings may not exceed 33 1/3% of the GOLD SHARES and WORLD GOLD FUND total assets (including the amount borrowed) less liabilities (other than borrowings).

     3. Underwrite the securities of other issuers, except for the GOLD SHARES FUND, GLOBAL RESOURCES FUND and WORLD GOLD FUND, to the extent that these Funds may be deemed to act as an underwriter in certain cases when disposing of restricted securities.

     4. Invest in real estate, except as may be represented by securities for which there is an established market or, with respect to the GOLD SHARES FUND, when such interests are an incidental part of assets acquired through merger or consolidation, and except that this restriction will not prevent the REAL ESTATE FUND from making any investment which is otherwise consistent with its investment objectives and policies.

     5. Engage in the purchase or sale of commodities or commodity futures contracts, except that the GOLD SHARES FUND and WORLD GOLD FUND may
          (i) invest not more than 10% of its total net assets in gold and gold bullion and (ii) invest in futures contracts, options on futures contracts and similar instruments.

     6.   Lend its assets,  except that any Fund may purchase  money market debt obligations and repurchase agreements secured by money market obligations, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that any Fund may lend portfolio securities with an aggregate market value of not more than one-third of such Fund's total net assets. (Accounts receivable for shares purchased by telephone will not be deemed loans.) The NEAR-TERM TAX FREE FUND may not lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets.

     7. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions.

     8.   Make short sales.

     9. Invest in securities which are subject to legal or contractual restrictions on resale ("restricted securi ties"), except that the GOLD SHARES FUND, the GLOBAL RESOURCES FUND and the WORLD GOLD FUND may invest up to 10% of the value of their respective net assets in such restricted securities. Any such investments by the GOLD SHARES FUND will be in companies that have been in existence for two consecutive years or more, including the operation of predecessors, and that have not defaulted in the payment of any debt within such two years. (This 10% restriction includes the 2% restriction on warrants described in (12) below.)

     10. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, except that the GOLD SHARES FUND will invest primarily in securities of companies involved in the exploration for, mining of, processing of or dealing in gold; the GLOBAL RESOURCES FUND and the WORLD GOLD FUND will invest at least 25% of the value of their respective total assets in securities of companies principally engaged in natural resource operations; the TREASURY SECURITIES CASH FUND will

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          invest exclusively in short-term debt obligations of the United States
          Treasury  which are  protected  by the full  faith  and  credit of the
          United  States  Government,   and  including   repurchase   agreements
          collateralized   by  such  Government   obligations;   the  GOVERNMENT
          SECURITIES   SAVINGS  FUND  will  invest   exclusively  in  short-term
          obligations of the United States Government and its agencies and instrumental ities; the TAX FREE FUND and the NEAR-TERM TAX FREE FUND may invest more than 25% of its total assets in general obligation
          bonds  or  in  securities   issued  by  states  or  municipalities  in
          connection    with   the    financing   of   projects   with   similar
          characteristics, such as hospital revenue bonds, housing revenue bonds or electric power project bonds; and the REAL ESTATE FUND will invest at least 65% of its assets in securities of companies engaged principally in or related to the real estate industry. The TAX FREE FUND and the NEAR-TERM TAX FREE FUND will consider industrial revenue bonds where payment of principal and interest is the ultimate responsibility of companies within the same industry as securities from one industry. For purposes of determining industry concentration, each Fund relies on the Standard Industrial Classification as compiled by Standard & Poor's Compustat Services, Inc., as in effect from time to time.

     11. (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation will not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer. (These limitations as to the GOLD SHARES FUND and the NEAR-TERM TAX FREE FUND apply to only 75% of the value of their respective gross assets.)

     12. The GOLD SHARES FUND may not invest more than 2% of the value of its net assets in marketable warrants.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

The following discussion of the investment objectives, policies and risks associated with each particular Fund supplements the discussions in the prospectuses.

GOLD SHARES FUND

The GOLD SHARES FUND intends to concentrate its investments in common stocks of companies involved in exploration for, mining of, processing of, or dealing in gold, with emphasis on stock of foreign companies. The GOLD SHARES FUND may also invest in the securities of issuers engaged in operations related to silver and other precious metals. The GOLD SHARES FUND may also invest in the securities of closed-end investment companies, provided its investments in these securities do not exceed 3% of the total voting stock of such closed-end investment company.

The Advisor believes that securities of companies engaged in gold operations offer an opportunity to achieve long-term capital appreciation and protection of wealth from eroding monetary values. In recent years, governments of nations throughout the world have had increasing government deficits accompanied by increases in their money supplies. A concomitant of this world-wide and resurgent inflation has been increased world-wide demand for gold. In addition, demand for gold has been stimulated by unstable political, monetary and social conditions. As a result, when the rate of inflation increased between 1972 and 1974, the prices of gold and gold mining stock increased rapidly. On the other hand, in 1975 and 1976 when inflation leveled off, gold and stock of gold mining companies declined. The years from the end of 1976 to September 1981 were years of increasing inflation and uncertain monetary conditions. The price of gold generally rose until January 1980 and the price of gold mining stock generally rose until September 1981. Since September 1981, inflation has moderated and both gold and gold mining stocks have generally declined. The prices of gold mining stocks are volatile and there can be no assurance that they will rise in the future. See "Volatility of Gold Company Stocks" under Special Risk Considerations Section.

The investment philosophy of the GOLD SHARES FUND is that in times of severe economic and monetary instability, people have historically tended to buy gold and other precious metals as a "store of value" to the extent that they lose confidence in the purchasing power of the currencies of their countries. As a consequence, in times of economic and monetary instability, it is expected that the long-term earnings and market prices of companies that mine and process precious

                                                                          Page 5


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metals,  especially  gold,  may  perform  better  than  certain  other  types of investments. People and governments who have studied the historical role of gold as money acquire gold in times of monetary inflation because of an increase in the purchasing power of gold in relation to paper money. Gold can be purchased in bullion form, in coins, in futures contracts or in the form of stock of gold mining companies. Selected gold mining companies are the most attractive vehicle for gold investment because of the high earnings and yields the mines provide and because unmined gold securely held in its natural state in mines provides a call on future earnings and dividends.

GLOBAL RESOURCES FUND

The concentration of the GLOBAL RESOURCES FUND's investments in the common stock of companies engaged in the exploration, mining, processing, fabrication and distribution of natural resources of any kind is premised on the Advisor's belief that over the long term the value of certain metals, minerals, gold and other natural resources will increase, and that the value of securities of companies involved in such natural resources operations will also increase. There may be temporary periods, however, when investments in such securities should be reduced due to unusual or adverse economic conditions in the natural resource industries and, therefore, the GLOBAL RESOURCES FUND may adopt a defensive investment policy under which its assets may be temporarily invested, without limitation other than the GLOBAL RESOURCES FUND's investment restriction, in short-term money market instruments such as United States Treasury securities, if, in the opinion of the Advisor, market conditions warrant. Such market conditions might include developments in the markets for the natural resources produced by the issuers in which the GLOBAL RESOURCES FUND invests, political and economic developments in the foreign countries in which the GLOBAL RESOURCES FUND has purchased securities, or other developments.

The investment philosophy of the GLOBAL RESOURCES FUND is that in times of severe economic and monetary instability, people have historically tended to buy natural resource metals and minerals as a "store of value" to the extent that they lose confidence in the purchasing power of the currencies of their countries. As a consequence, in times of economic and monetary instability it is expected that the long-term earnings and market prices of companies that mine and process metals and minerals, especially gold and silver, may perform better than certain other types of investments.

WORLD GOLD FUND

The concentration of the WORLD GOLD FUND's investments in the common stock of companies engaged in the exploration, mining, processing, fabrication and distribution of gold is premised on the Advisor's belief that, over the long term, the value of gold, other metals and minerals and other natural resources will increase, and that the value of securities of companies involved in gold and other natural resources operations will also increase. There may be temporary periods, however, when investments in such securities should be reduced due to unusual or adverse economic conditions in the natural resource industries and, therefore, the WORLD GOLD FUND may adopt a defensive investment policy under which its assets may be temporarily invested, without limitation other than the WORLD GOLD FUND's investment restrictions, in short-term money market instruments (other than repurchase agreements with maturities of more than seven days) such as United States Treasury securities if, in the opinion of the Advisor, market conditions warrant. Such market conditions might include developments in the markets for the natural resources produced by the issuers in which the WORLD GOLD FUND invests, political and economic developments in the foreign countries in which the WORLD GOLD FUND has purchased securities, or other developments as described under "Special Risk Considerations Affecting the Gold Shares Fund, the Global Resources Fund and the WORLD GOLD FUND."

The investment philosophy of the WORLD GOLD FUND is that in times of severe economic and monetary instability, people have historically tended to buy gold and other metals and minerals as a "store of value" to the extent that they lose confidence in the purchasing power of the currencies of their countries. As a consequence, in times of economic and monetary instability, it is expected that the long-term earnings and market prices of companies that mine and process metals and minerals, especially gold and silver, may perform better than certain other types of investments.

TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND

The TREASURY SECURITIES CASH FUND and GOVERNMENT SECURITIES SAVINGS FUND have adopted a fundamental policy requiring use of best efforts to maintain a constant net asset value of $1.00 per share. Shareholders should understand that, while the Trust will use its best efforts to attain this objective, there can be no guarantee that it will do so. The TREASURY SECURITIES CASH FUND and GOVERNMENT SECURITIES SAVINGS FUND value their respective portfolio securities on

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the basis of the  amortized  cost  method.  See "How  Shares are  Valued" in the prospectus. This requires that those Funds maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Board of Trustees of the Trust to be of high quality with minimal credit risks.

INCOME FUND

In order to increase current income, the INCOME FUND may write (sell) covered call options on common stock in its portfolio.

The covered call option activities of the INCOME FUND may affect its turnover rate and the amount of brokerage commissions paid by the INCOME FUND. The exercise of call options written by the INCOME FUND may cause the INCOME FUND to sell portfolio securities, thus increasing the INCOME FUND's turnover rate.

The INCOME FUND will pay a brokerage commission each time it writes a covered call option. Such commissions may be higher than those that would apply to direct purchases and sales of portfolio securities. The call activities of the INCOME FUND may be restricted if options relating to the types of securities in which the INCOME FUND will invest are not listed on domestic exchanges or quoted on NASDAQ.

When the INCOME FUND writes a call option, it will be required to collateralize the option transaction with the underlying securities, which assets will not be available for use by the INCOME FUND.

The INCOME FUND may also purchase call options. The Fund will purchase call options only in closing transactions; that is, to close out a call option which it has written.

The INCOME FUND's annual rate of portfolio turnover may vary widely from year to year depending on market conditions and prospects and may be higher than that of other mutual funds with preservation of capital, and consistent with that objective, production of current income as an investment objective. For the fiscal years ended June 30, 1994, 1995 and 1996, the INCOME FUND's rate of portfolio turnover equaled, 6.91%, 7.02% and 50.89%, respectively. High portfolio turnover in any given year indicates a substantial amount of short-term trading, which will result in payment by the INCOME FUND from capital of above-average amounts of brokerage commissions and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. Any short-term gain realized on securities will be taxed to shareholders as ordinary income.

TAX FREE FUND AND NEAR-TERM TAX FREE FUND

As stated in the prospectus, the TAX FREE FUND and the NEAR-TERM TAX FREE FUND seek to provide a high level of current income that is exempt from Federal income taxation and to preserve capital. To achieve that objective, the Fund's portfolio will consist of short-term, intermediate and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political sub-divisions, agencies or instrumentalities, or multi-state agencies or authorities. These securities are generally known as "municipal bonds."

The TAX FREE FUND and NEAR-TERM TAX FREE FUND will invest only in securities which are rated one of the four highest ratings by Moody's Investors Service (Aaa, Aa, A, or Baa) or by Standard & Poor's Corporation (AAA, AA, A, or BBB). (A description of Moody's and Standard & Poor's rating systems is presented under "Information About Securities Ratings" in this Statement of Additional Information.) No investments in the fourth category of bonds (Baa and BBB) will be made if it causes the aggregate of such investments to exceed 10% of total net assets of the Fund. Investments in this fourth category may have speculative characteristics and may involve higher risks. Even though these investments are generally regarded as having an adequate capacity to pay interest and repay principal, they may be more susceptible to adverse changes in the economy.

The TAX FREE and NEAR-TERM TAX FREE FUND's annual rate of portfolio turnover may vary widely from year to year depending on market conditions and prospects and may be higher than that of other mutual funds with an investment objective of providing a high level of current income that is exempt from Federal income taxation. For the fiscal years ended June 30, 1994, 1995, and 1996, the TAX FREE FUND's rate of portfolio turnover equaled 50.87%, 21.52% and 69.23%, respectively. For the fiscal years ended June 30, 1994, 1995 and 1996, the NEAR-TERM TAX FREE FUND's rate of

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portfolio  turnover  equaled,  69.13%,  52.63% and  83.39%,  respectively.  High portfolio turnover in any given year indicates a substantial amount of short-term trading, which will result in payment by the TAX FREE FUND and NEAR-TERM TAX FREE FUND from capital of above-average amounts of brokerage commissions and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. Any short-term gain realized on securities will be taxed to shareholders as ordinary income.

Subsequent to a purchase by the TAX FREE FUND and NEAR-TERM TAX FREE FUND, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the TAX FREE FUND and NEAR-TERM TAX FREE FUND. Neither event will require sale of such municipal bonds by the TAX FREE FUND and NEAR-TERM TAX FREE FUND, but the Advisor will consider such event in its determination of whether the TAX FREE FUND and NEAR-TERM TAX FREE FUND should continue to hold the municipal bonds. To the extent that the rating given by Moody's or Standard & Poor's for municipal bonds may change as a result of changes in such organizations or their rating systems, the TAX FREE FUND and NEAR-TERM TAX FREE FUND will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the prospectus and in this Statement of Additional Information.

U.S. Global Investors Funds' Management buys and sells securities for the Funds to accomplish investment objectives. The Funds' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Funds' investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity.

GENERAL INFORMATION ON MUNICIPAL BONDS. Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated hazardous waste-treatment facilities; certain redevelopment projects; airports, docks, and wharves (other than lodging, retail, and office facilities); mass commuting facilities; multifamily residential rental property; sewage and solid waste disposal property; facilities for the furnishing of water; and local furnishing of electric energy or gas or district heating and cooling facilities. Such obligations are considered to be municipal bonds provided that the interest paid thereon qualifies as exempt from Federal income tax, in the opinion of bond counsel, to the issuer. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be exempt from Federal income tax, although current Federal tax laws place substantial limitations on the size of such issues.

In order to be classified as a "diversified" investment company under the 1940 Act, a Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government obligations) or own more than 10% of the outstanding voting securities of any one issuer. For the purpose of diversifica tion under the 1940 Act, the identification of the issuer of municipal bonds depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case the creating government or some other entity guarantees a security, such a guarantee may be considered a separate security and is to be treated as an issue of such government or other entity.

The yields on municipal bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of a Fund's management fees, as well as other operating expenses, will have the effect of reducing the yield to investors.

Municipal bonds are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities by levying taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, municipal bonds may be materially affected. The Tax Reform Act of 1986 enlarged the scope of the alternative minimum tax. As a result, interest on private activity bonds issued after August 7, 1986 will be a preference item for alternative minimum tax purposes.

From time to time, proposals to restrict or eliminate the Federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Funds would be adversely affected. In such event, the Funds would re-evaluate their investment objective and policies.

MUNICIPAL NOTES. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

     1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of state and local governments. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem property, income sales, use and business taxes, and are payable from these specific future taxes. Tax anticipation notes are usually general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

     2. Revenue Anticipation Notes. Revenue anticipation notes are issued by state and local governments or governmental bodies with the expectation that receipt of future revenues, such as Federal revenue sharing or state aid payments, will be used to repay the notes. Typically, they also constitute general obligations of the issuer.

     3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing for state and local governments until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     4. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued and backed by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

VARIABLE RATE DEMAND OBLIGATIONS. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Such adjustments are generally made on a daily, weekly or monthly basis. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments.

Unlike securities with fixed rate coupons, variable rate instrument coupons are not fixed for the full term of the instrument. Rather, they are adjusted periodically based upon changes in prevailing interest rates. The more frequently such instruments are adjusted, the less such instruments are affected by interest rate changes. The value of a variable rate instrument, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer. By investing in variable rate obligations the Funds seek to take advantage of the normal yield curve pattern that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, a Fund's yield will decline and that Fund and its shareholders will forego the opportunity for capital appreciation of that Fund's investments and of their shares to the extent a portfolio is invested in variable rate obligations. Should interest rates increase, a Fund's yield will increase and that Fund and its shareholders will be subject to lessened risks of capital depreciation of its portfolio investments and of their shares to the extent a portfolio is invested in variable rate obligations. There is no limitation on the percentage of the Funds' assets which may be invested in variable rate obligations. For purposes of determining a Fund's weighted average portfolio maturity, the term of a variable rate obligation is defined as the longer of the length of time until the next rate adjustment or the time of demand.

Floating rate demand notes have an interest rate fixed to a known lending rate (such as the prime rate) and are automatically adjusted when the known rate changes. Variable rate demand notes have an interest rate which is adjusted at specified intervals to a known rate. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure that ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The Trustees have approved investments in floating and variable rate demand notes upon the following conditions: the Funds have an unconditional right of demand, upon notice to exceed thirty days, against the issuer to receive payment; the Advisor determines the financial condition of the issuer and continues to monitor it in order to be satisfied that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates.

OBLIGATIONS WITH TERM PUTS ATTACHED. The Funds may purchase municipal securities together with the right that it may resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "term put." The Funds may purchase obligations with puts attached from banks and broker-dealers.

The price which the Funds expect to pay for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The Funds will use puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict the Funds' ability to dispose of (or retain) the municipal security in any way.

In order to ensure that the interest on municipal securities subject to puts is tax exempt to the Fund, it will limit its use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.

Since it is difficult to evaluate the likelihood of exercise of the potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Accordingly, puts as separate securities are expected not to affect the calculation of the weighted average portfolio maturity. Where a Fund has paid for a put, the cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gain on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by that Fund. To minimize such risks, the Funds will only purchase obligations with puts attached from sellers whom the Advisor believes to be creditworthy.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENTS. In order to secure what the Advisor considers to be an advanta geous price or yield, a Fund may purchase securities on a "when-issued" or "firm commitment" basis or may purchase or sell securities for delayed delivery, that is payment for and delivery of the securities (the "settlement date") normally takes place 15 to 45 days after the date the offer is accepted. A Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities, in such cases, occurs beyond the normal settlement periods, but no payment or delivery is made by that Fund prior to the reciprocal delivery or payment by the other party to the transaction. The Funds rely on the other party to consummate the transaction, and may be disadvantaged if the other party fails to do so.

These municipal securities are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, municipal securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal securities on a when-issued basis or delayed delivery basis, therefore, can involve the risk that the yields available in the market, when the delivery takes place, may actually be higher than those obtained in the transaction itself.

At all times the Funds will restrict cash (which may be invested in repurchase obligations) or liquid securities equal to the amount of a Fund's when-issued or delayed delivery commitments. The restricted cash or liquid securities will either be identified as being restricted in the Fund's accounting records or physically segregated in a separate account at Bankers Trust Company, the Funds' custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be restricted on a daily basis so that the value of the account will equal the amount of such commitments by that Fund. On the settlement date that Fund will meet its obligations from then- available cash flow, the sale of securities held in the separate account, the sale of other securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than a Fund's payment obligations).

REAL ESTATE FUND

The REAL ESTATE FUND is designed to provide  investors  the  advantages  of real
estate   investment   with  the   convenience   and  liquidity   provided  by  a
professionally managed fund.

The Fund's portfolio will consist primarily of securities of companies in the real estate industry or securities of companies related to the real estate industry. Because the Fund's portfolio will be concentrated in one industry, this would not be a suitable investment for a person seeking a more diversified portfolio.

The Fund's investments will include the common and preferred stock of companies, including real estate investment trusts ("REITs"), listed on national securities exchanges or on NASDAQ which have at least 50% of the value of their assets in, or which derive at least 50% of their revenue from, the ownership, construction, management or sale of residential, commercial or industrial real estate.

                           SPECIAL RISK CONSIDERATIONS

The following are among the most significant risks associated with an investment in the Funds.

GOLD SHARES FUND, GLOBAL RESOURCES FUND, WORLD GOLD FUND, INCOME FUND, AND REAL ESTATE FUND

INVESTMENT IN FOREIGN SECURITIES. Investment in securities of foreign issuers may involve special considerations and additional risks not present in domestic investments. These include fluctuating exchange rates, the fact that foreign securities, and the markets therefore, may not be as liquid as their domestic issuers, the risk of adverse changes in foreign investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability, or other developments which can affect investments. As a result, the selection of investments in foreign issuers may be more difficult and subject to greater risks than investment in domestic issuers. The GOLD SHARES FUND, the GLOBAL RESOURCES FUND, the WORLD GOLD FUND, the INCOME FUND and the REAL ESTATE FUND will invest in the securities of foreign issuers that are listed on a domestic exchange, quoted on NASDAQ, or traded in the domestic over-the-counter market. In addition, when available, the Funds will invest in American Depository Receipts ("ADRs") or other securities which can be sold for United States dollars and for which market quotations are readily available in New York, so that some of these risks may be minimized. (ADRs are certificates issued by United States banks representing the right to receive securities of a foreign issuer deposited in that bank or a correspondent bank.) The GOLD SHARES FUND, the GLOBAL RESOURCES FUND, the WORLD GOLD FUND, and the REAL ESTATE FUND may also invest in securities of foreign issuers that are listed on foreign securities exchanges or, except for the REAL ESTATE FUND, traded in the foreign over-the-counter market.

GOLD SHARES FUND, GLOBAL RESOURCES FUND, WORLD GOLD FUND, AND REAL ESTATE FUND

CONCENTRATION. Because the investment alternatives of the GOLD SHARES FUND are restricted by its policy of normally maintaining 65% of its total assets in securities of companies involved in gold operations, the GLOBAL RESOURCES FUND's and the WORLD GOLD FUND's policy of concentrating its investments in companies involved in natural resources (including gold and silver), the REAL ESTATE FUND's policy of concentrating at least 65% of the Fund's total assets in companies in the real estate industry, investors should understand that investment in these four Funds may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives.

GOLD SHARES FUND, GLOBAL RESOURCES FUND AND WORLD GOLD FUND

VOLATILITY OF GOLD COMPANY STOCKS. The net asset value of GOLD SHARES FUND, GLOBAL RESOURCES FUND and the WORLD GOLD FUND will be affected by the volatility of securities of companies involved in gold operations. The volatility of securities of companies involved in gold operations is reflected by the performance of the GOLD SHARES FUND's net asset value for the last ten years.

                                                               CALENDAR YEAR
           ----------------------------------------------------------------------------------------------------------
            1996(1)    1995       1994       1993       1992       1991      1991      1990      1989      1993
           ----------------------------------------------------------------------------------------------------------

High        $2.60      $2.65      $3.26      $2.91      $3.01      $3.84     $6.44     $5.49     $5.48     $7.98
Low         $1.84      $1.91      $2.12      $1.25      $1.31      $2.75     $3.08     $3.29     $3.00     $4.41

--------------------
(1) Through June 30, 1996

It is not possible to predict, with assurance, the timing or extent of future changes in the market price of gold or the extent to which changes in the market price of gold will continue to affect the value of shares of companies involved in gold operations.

Approximately 30% of the world's output of gold is produced in the Republic of South Africa. A substantial portion of the GOLD SHARES FUND's net assets are invested in securities of South African issuers engaged in mining of, exploration for, processing of, or dealing in gold because such securities generally offer a higher rate of return than securities of domestic issuers involved in gold operations.

The production and marketing of gold may be affected by the actions of the International Monetary Fund and certain governments, or by changes in existing governments. In the current order of magnitude of production of gold bullion, the four largest producers of gold are the Republic of South Africa, the United States, Australia and Russia. Economic and political conditions prevailing in these countries may have direct effects on the production and marketing of newly produced gold and sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. The GOLD SHARES FUND has significant investments in South African issuers. The unsettled political and social conditions in South Africa may have disruptive effects on the market prices of the investments of the GOLD SHARES FUND and may impair its ability to hold investments in South African issuers.

GOLD SHARES FUND AND WORLD GOLD FUND

INVESTMENT IN GOLD AND GOLD BULLION. Because gold and gold bullion do not generate investment income, the return to a Fund from such investments will be derived solely from the gains and losses realized by the Fund upon the sale of the gold and gold bullion. The Funds may also incur storage and other costs relating to their investments in gold and gold bullion. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities.

The GOLD SHARES FUND and the WORLD GOLD FUND have qualified in the past, and expect to qualify in the future, as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By qualifying under Subchapter M of the Code, neither Fund is required to pay Federal income tax on net investment income or capital gains that are distributed to shareholders. To qualify as a regulated investment company under Subchapter M of the Code, at least ninety percent (90%) of a Fund's gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and gains from certain other specified transactions (the "Gross Income Test"). Gains from the disposition of gold and gold bullion will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each Fund's taxable year, at least fifty percent (50%) of the value of the Fund's total assets must be represented by cash, Government securities and certain other specified assets (the "Asset Value Test"). Investments in gold and gold bullion will not qualify for purposes of satisfying the Asset Value Test. To maintain each Fund's qualification as a regulated investment company under the Code, each Fund will establish procedures to monitor its investments in gold and gold bullion for purposes of satisfying the Gross Income Test and the Asset Value Test.

BORROWING. The GOLD SHARES FUND and WORLD GOLD FUND have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the Funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease the Funds' performance by increasing transaction expenses.

The GOLD SHARES FUND and WORLD GOLD FUND may deal with unpredictable cash flows by borrowing money. Through such borrowings the GOLD SHARES FUND and WORLD GOLD FUND may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the Funds' perfor mance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the Fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a Fund borrows money prior to selling securities, the Fund would be leveraged such that the Fund's net assets may appreciate or depreciate in value more than an unleveraged portfolio of similar securities. Since substantially all of a Fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns which the Funds earn on portfolio securities. Under adverse conditions, the Funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

Neither the GOLD SHARES FUND nor the WORLD GOLD FUND will purchase any security while borrowings represent more than 5% of their total assets outstanding.

GLOBAL RESOURCES FUND AND WORLD GOLD FUND

INVESTMENT IN SMALL ISSUERS. Many companies involved in the exploration for and mining, processing, fabrication and distribution of gold, silver and other natural resources are small and unseasoned, and investments in their securities by a Fund involves certain risks not present with investments in larger companies. For example, such securities may not have readily available market quotations, or may not otherwise be readily marketable, making it difficult for a Fund to dispose of such securities when it is deemed advisable to do so. However, each of the GLOBAL RESOURCES FUND and the WORLD GOLD FUND has adopted investment restrictions limiting its investment in securities which have legal or contractual limitations, are not readily marketable, or do not have readily available market quotations to 10% of its net assets. The GLOBAL RESOURCES FUND and the WORLD GOLD FUND are also limited with respect to investments in unseasoned issuers, i.e., issuers with a record of less than three years' continuous operation (including predecessors), to 5% of their respective total net assets.

The Funds may invest in companies for which it is difficult to obtain reliable information and financial data. There may be little or no information available regarding these companies relative to geological data, mining or engineering information, extent of proved and probable reserves, appraisals, and other relevant data. As a consequence, investments will often be made based upon the reputation and experience of the management of a company rather than upon information concerning its fundamental investment characteristics.

Certain of the issuers in which a Fund may invest may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which may result in a complete loss of a Fund's investment.

GOLD SHARES FUND, GLOBAL RESOURCES FUND AND WORLD GOLD FUND

INVESTMENTS IN GOLD AND SILVER SECURITIES. While investment in securities of issuers involved in gold and silver mining and in natural resources operations generally involves risks not present with most investment companies, investment in such securities may offer a greater return than shares of industrial issuers. Since the market action of such securities has tended to move against, or independently of, the market trend of industrial stock, the addition of stock of companies involved in gold, silver and other natural resources operations to an investor's portfolio may increase the return and reduce overall fluctuations in the value of the portfolio. An investment in the GOLD SHARES FUND, the GLOBAL RESOURCES FUND or the WORLD GOLD FUND should be considered part of an overall investment program, which may include investments in the other Funds managed by the Advisor, rather than as a complete investment program.

GOLD SHARES FUND, GLOBAL RESOURCES FUND, WORLD GOLD FUND, INCOME FUND, AND REAL ESTATE FUND

EQUITY PRICE FLUCTUATIONS. Equity securities are subject to price fluctuations depending on a variety of factors, including market, business and economic conditions. Particularly, the equity securities of companies involved in natural resources may be subject to greater than average price fluctuations because of the scarcity or surplus of the natural resources in which such companies are engaged, governmental policies in the countries in which such natural resources are located, technological changes and speculation by traders in such resources. Furthermore, extreme fluctuations in the prices of such natural resources may limit the marketability of the securities in which the GOLD SHARES FUND, the GLOBAL RESOURCES FUND and the WORLD GOLD FUND may invest.

GOLD SHARES FUND, GLOBAL RESOURCES FUND AND WORLD GOLD FUND

PURCHASING PUT OPTIONS. WORLD GOLD FUND, GLOBAL RESOURCES FUND and GOLD SHARES FUND may purchase put options that are listed on domestic or foreign securities exchanges or quoted on NASDAQ. A put option gives the holder the right to sell a security to the seller of the put option at a fixed price within a specified time period. The initial purchaser of an option pays the seller a premium for undertaking the obligation to purchase, which premium is retained by the seller whether or not the option is exercised.

Each of these Funds may purchase puts on securities it owns ("protective puts") or on securities it does not own ("non-protective puts"). Buying a protective put permits each of these Funds to protect itself against a decline in the value of the underlying securities, during the put period, below the exercise price by selling the securities (or other securities which it may purchase) on the exercise of the put. Buying a non-protective put permits the WORLD GOLD FUND, GLOBAL RESOURCES FUND and GOLD SHARES FUND if the market price of the underlying securities is below the put price during the put period, either to resell the put or to buy the underlying securities and sell them at the exercise price. If the market price of the underlying securities is not below the exercise price and the put is not exercised or resold (whether or not at a profit), the put will become worthless at its expiration date.

A put option purchased by the WORLD GOLD FUND, GLOBAL RESOURCES FUND or GOLD SHARES FUND, other than in a closing transaction, exposes the Fund to loss of the amount paid for the option if the market price of the underlying security is above the exercise price of the put option at the option's expiration date. For the purchase of an option to become profitable, the price change of the underlying stock must be sufficient to cover the premium paid (including commis sions). There can be no assurance that such a price change will result in a profit for the option purchaser; profit will depend on the market price of the underlying stock when the option was purchased, the remaining life of the option and other factors.

A put option position may be closed out only on an exchange (or NASDAQ) that provides a secondary market for options on the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

The option activities of the WORLD GOLD FUND, GLOBAL RESOURCES FUND and GOLD SHARES FUND may affect their turnover rate and the amount of brokerage commission paid by the Fund. The exercise of options may cause these Funds to sell portfolio securities, thus increasing the Funds' turnover rates. Holding a protective put may cause the Funds to sell the underlying securities for reasons that may not exist in the absence of the put. Holding a non-protective put may cause the Funds to purchase the underlying securities to permit the Funds to exercise the put.

The Funds will pay a brokerage commission each time they buy an option or buy or sell a security in connection with the exercise of an option. Such commission may be higher than the commission that would apply to direct purchases or sales of portfolio securities.

The trading of put options will not constitute a dominant investment practice of the above-listed Funds. Accordingly, it is not anticipated that any decrease in potential capital appreciation that may result from this activity will be inconsistent to any material extent with the overall realization of any Fund's primary investment objective.

Not more than 2% of the total net assets of WORLD GOLD FUND, GLOBAL RESOURCES FUND or GOLD SHARES FUND may be invested in premiums on such put options and not more than 25% of each of such Fund's total net assets may be subject to options.

GOLD SHARES FUND, GLOBAL RESOURCES FUND, WORLD GOLD FUND, REAL ESTATE FUND AND INCOME FUND

OPTIONS ON STOCK INDEXES. Options on stock indexes are based on indexes of stock prices that change in value according to the market values of the underlying stock. Some stock index options are based on a broad market index such as the New York Stock Exchange composite index of Standard & Poor's Corporation. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges. Options on stock indexes differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security. Index options are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in a stock index option may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire. A Fund will write (sell) call options, write put options, purchase put options, and purchase call options on stock indexes when appropriate to hedge investments against a decline in value, or to reduce the risk of missing a broad market advance or an advance in an industry or market segment.

The risks associated with the purchase and sale of options on stock indexes is generally the same as those relating to options on securities. However, the value of a stock index option depends primarily on movements in the value of an index rather than in the price of a single security. Accordingly, the Fund will realize a gain or loss from purchasing or writing an option on a stock index as a result of movements in the level of stock prices in the stock market generally, or in the case of certain indexes, in an industry or market segment, rather than changes in the price for a particular security. Therefore, successful use of stock index options by the Fund will depend on the Advisor's ability to predict movements in the direction of the stock market generally, or in a particular industry. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

Because index options are settled in cash, the Fund cannot be assured of covering its potential settlement obligations under call options it writes on indexes by acquiring and holding the underlying securities. Unless the Fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

The Funds will adhere to the following non-fundamental limitations with respect to investments in options on stock indexes: (1) the Funds will purchase or write only those options on stock indexes that are traded on United States securities exchanges or quoted on NASDAQ; and (2) the Funds will not invest more than 5% of their total net assets in options on stock indexes.

                             PORTFOLIO TRANSACTIONS

The Advisory Agreement between the Trust and the Advisor requires that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. Under the Advisory Agreement, the Advisor is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Advisor must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each Fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Advisor would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Advisor may be relieved of expenses which it might otherwise bear.

The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the TAX FREE FUND and NEAR-TERM TAX FREE FUND usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

The brokerage fees paid by the following Funds for the three fiscal periods ended June 30, 1996, were as follows:

                                  1994               1995              1996
                                ---------         ---------         ---------
     Gold Shares Fund           $ 271,782         $ 456,685         $ 261,378
     Global Resources Fund         69,952            66,061           130,955
     World Gold Fund              349,091           408,918           383,831
     Income Fund                    5,580             5,600            30,965
     Real Estate Fund             158,335            60,630            75,940

In seeking its primary investment objective of capital appreciation, each of the GOLD SHARES FUND, GLOBAL RESOURCES FUND and WORLD GOLD FUND expects that it generally will hold investments for at least six months. However, if the Advisor concludes that economic, market or industry conditions warrant major adjustments in any Fund's investment positions or if unusual market conditions or developments of the type discussed under the heading "Special Risk
Considerations" dictate the taking of a temporary defensive position in short-term money market instruments, changes may be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which may have only recently been sold by the Fund.

                             MANAGEMENT OF THE FUNDS

The Trustees and Officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.

NAME AND ADDRESS        TRUST POSITION     PRINCIPAL OCCUPATION
---------------------   --------------     -------------------------------------
John P. Allen           Trustee            President,     Deposit    Development
5600 San Pedro                             Associates  Inc.,  a  bank  marketing
San Antonio, TX                            firm.   President,   Paragon   Press.
                                           Partner, Rio Cibolo Ranch, Inc.

William A. Fagan, Jr.   Chairman of        Chairman  of the  Board  of  Trustees
P.O. Box 17903          the Board of       since   January  1,  1989.   Business
San Antonio, TX         Trustees           consultant  since  1976.

E. Douglas Hodo         Trustee            Chief  Executive  Officer  of Houston
7706   Fondren                             Baptist University. Formerly Dean and
Houston,  TX                               Professor of  Economics  and Finance,
                                           College of  Business,  University  of
                                           Texas at San Antonio.

Charles Z. Mann         Trustee            Business  consultant since January 1,
Turning Point                              1993.   Chairman,   Bermuda  Monetary
13 Knapton Estates Rd.                     Authority    from   1986   to   1992.
Smiths, Bermuda                            Executive     Vice    President    of
HS01                                       International   Median   Limited,   a
                                           private  investment  holding company,
                                           from  1979  to  1985  and  previously
                                           general   manager  of  Bank  of  N.T.
                                           Butterfield    &   Son,    Ltd.,    a
                                           Bermuda-based   bank.   Currently   a
                                           Director  of Bermuda  Electric  Light
                                           Company,   Ltd.;   Overseas  Imports,
                                           Ltd.; Tyndall International (Bermuda)
                                           Ltd.;    Old   Court    International
                                           Reserves    Ltd.;   XL    Investments
                                           Limited, Glaxo (Bermuda) Limited.

NAME AND ADDRESS        TRUST POSITION     PRINCIPAL OCCUPATION
---------------------   --------------     -------------------------------------
W.C.J. van Rensburg     Trustee            Professor of  Geological  Science and
6010 Sierra Arbor Ct.                      Petroleum Engineering,  University of
Austin, TX                                 Texas  at  Austin.  Former  Associate
                                           Director, Bureau of Economic Geology,
                                           University of Texas. Former Chairman,
                                           Department of Geosciences, West Texas
                                           State  University.  Former  technical
                                           director  of South  African  Minerals
                                           Bureau    and    British    Petroleum
                                           Professor of Energy  Economics at the
                                           Ran       Afrikaans       University,
                                           Johannesburg, South Africa.

Frank E. Holmes(1)      Trustee,           Chairman  of the Board of  Directors,
                        President,         Chief  Executive  Officer  and  Chief
                        Chief              Financial  Officer  of  the  Advisor.
                        Executive          Since  October  1989 Mr.  Holmes  has
                        Officer            served  and  continues  to  serve  in
                                           various  positions  with the Advisor,
                                           its subsidiaries,  and the investment
                                           companies  it  sponsors.  Director of
                                           Franc-Or Resource Corp. from November
                                           1994 to  November  1996.  Director of
                                           Marleau,  Lemire  Inc.  from  January
                                           1995 to  December  1995.  Director of
                                           United    Services    Canada,    Inc.
                                           (formerly  United  Services  Advisors
                                           Wealth    Management   Corp.)   since
                                           February  1995  and  Chief  Executive
                                           Officer from February to August 1995.

Susan B. McGee          Executive Vice     Executive Vice  President,  Corporate
                        President,         Secretary and General  Counsel of the
                        Secretary,         Advisor.  Since  September  1992  Ms.
                        General            McGee  as  served  and  continues  to
                        Counsel            serve in various  positions  with the
                                           Advisor,  its  subsidiaries,  and the
                                           investment   companies  it  sponsors.
                                           Before September 1992 Ms. McGee was a
                                           student at St. Mary's Law School.

Thomas D. Tays          Vice President,    Vice      President,       Securities
                        Securities         Specialist,  Director  of  Compliance
                        Specialist,        and   Assistant   Secretary   of  the
                        Director of        Advisor.   Chief  Financial  Officer,
                        Compliance         Vice      President,       Securities
                                           Specialist,  Director  of  Compliance
                                           and Assistant Secretary of the Trust.
                                           Since  September  1993  Mr.  Tays has
                                           served  and  continues  to  serve  in
                                           various  positions  with the Advisor,
                                           its subsidiaries,  and the investment
                                           companies   it    sponsors.    Before
                                           September   1993  Mr.   Tays  was  an
                                           attorney in private practice.


------------------------
(1) This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.

                         PRINCIPAL HOLDERS OF SECURITIES

As of August 26, 1996, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each Fund. The Trust is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of any Fund at August 26, 1996:

NAME OF FUND            PERSON/INSTITUTION                  % OWNED      NOTES
--------------          --------------------------          -------    ---------
U.S. GLOBAL             Charles Schwab & Co., Inc.            8.47%    Record(1)
RESOURCES FUND          San Francisco, CA 94104

U.S. REAL ESTATE FUND   Charles Schwab & Co., Inc.           18.35%    Record(1)
                        San Francisco, CA 94104

                        National Financial Services Corp.     8.51%    Record(2)
                        New York, NY 10008-3908

                        Charles Schwab & Co., Inc.            6.55%    Record(1)
                        San Francisco, CA 94104

NAME OF FUND            PERSON/INSTITUTION                    % OWNED   NOTES
--------------------    ------------------------------------  -------   --------
U.S. REAL               Donaldson Lufkin Jenrette Securities    5.83%  Record(3)
ESTATE FUND             Corp.
                        Jersey City, NJ 07303-2052

U.S. INCOME FUND        Charles Schwab & Co., Inc.             17.92%  Record(1)
                        San Francisco, CA 94104

U.S. WORLD GOLD FUND    Charles Schwab & Co., Inc.             21.07%  Record(1)
                        San Francisco, CA 94104

                        National Financial Services Corp.       6.34%  Record(2)
                        New York, NY 10008-3908

UNITED SERVICES         David R. Hinkle IRA Rollover            5.17%  Record
INTERMEDIATE TREASURY   Winston Salem, NC 27101-3622
FUND

UNITED SERVICES         Louisa Kellam                           5.42%  Record
NEAR-TERM TAX FREE      Sun City West, AZ 85375-5417
FUND

U.S. TAX FREE FUND      North Pursel North Investments          6.20%  Record(4)
                        Palm Beach, FL 33480-2132

----------------------
(1) Charles Schwab & Co., Inc., a broker-dealer, has advised that no individual client owns more than 5% of the Fund.

(2) National Financial Corp., a broker-dealer, has advised that no individual client owns more than 5% of the Fund.

(3) Donaldson Lufkin Jenrette Securities Corp., a broker-dealer, has advised that no individual client owns more than 5% of the Fund.

(4) North Pursel North Investments, a broker-dealer, has advised that no individual client owns more than 5% of the Fund.

                          INVESTMENT ADVISORY SERVICES

The investment adviser to the Funds is U.S. Global Investors, Inc. (formerly United Services Advisors, Inc.) (the "Advisor"), a Texas corporation, pursuant to an Advisory Agreement dated as of October 27, 1989. Frank E. Holmes, Chief Executive Officer and a Director of the Advisor, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Advisor and may be deemed to be a controlling person of the Advisor.

In addition to the services described in each Fund's prospectus, the Advisor will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, Officers and Trustees of the Trust if such persons are employees of the Advisor or its affiliates, except that the Trust will reimburse the Advisor for a portion of the compensation of the Advisor's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

The Trust pays all other expenses for its operations and activities. Each of the Funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors' expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Advisor, expenses of attendance by Officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, cost of fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

For the services and facilities provided to each of the Funds by the Advisor, each Fund may pay to the Advisor a monthly fee at the rate set forth below based upon the monthly average daily net assets of such Fund for such calendar month. Some of these fees have been voluntarily reduced or waived until further notice. See the prospectus section, "The Investment Advisor."

                              ADVISORY FEE SCHEDULE

-----------------------------------          --------------------------------      ------------
                                                                                     MONTHLY
NAME OF FUND                                 MONTHLY NET ASSETS                        RATE
-----------------------------------          --------------------------------      ------------
GOLD SHARES FUND                             UP TO AND INCLUDING $250 MILLION      1/12 OF .75%
                                             OVER $250 MILLION                     1/12 OF .50%

GLOBAL RESOURCES FUND                        UP TO AND INCLUDING $250 MILLION      1/12 OF 1%
                                             OVER $250 MILLION                     1/12 OF .50%

WORLD GOLD FUND                              UP TO AND INCLUDING $250 MILLION      1/12 OF 1%
                                             OVER $250 MILLION                     1/12 OF .50%

U.S. TREASURY SECURITIES CASH FUND           UP TO AND INCLUDING $250 MILLION      1/12 OF .50%
                                             OVER $250 MILLION                     1/12 OF .375%

TAX FREE FUND                                UP TO AND INCLUDING $250 MILLION      1/12 OF .75%
                                             OVER $250 MILLION                     1/12 OF .50%

INCOME FUND                                  UP TO AND INCLUDING $250 MILLION      1/12 OF .75%
                                             OVER $250 MILLION                     1/12 OF .50%

U.S. GOVERNMENT SECURITIES SAVINGS FUND      UP TO AND INCLUDING $250 MILLION      1/12 OF .50%
                                             OVER $250 MILLION                     1/12 OF .375%

REAL ESTATE FUND                             UP TO AND INCLUDING $250 MILLION      1/12 OF .75%
                                             OVER $250 MILLION                     1/12 OF .50%

UNITED SERVICES NEAR-TERM TAX FREE FUND                                            1/12 OF .50%

The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. However, in the Advisor's opinion, such laws should not preclude a bank from performing shareholder administrative and servicing functions as contemplated herein.

The securities laws of certain states in which shares of the Trust may, from time to time, be qualified for sale require that the Advisor reimburse the Trust for any excess of a Fund's expenses over prescribed percentages of the Fund's average net assets. Thus, the Advisor's compensation under the Advisory Agreement is subject to reduction in any fiscal year to the extent that total expenses of the Fund for such year (including the Advisor's compensation but exclusive of taxes, brokerage commission, extraordinary expenses, and other permissible expenses) exceed the most restrictive applicable expense limitation prescribed by any state in which the Trust's shares are qualified for sale. The Advisor may obtain waivers of these state expense limitations from time to time. Such limitation is currently 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of the remaining average net assets.

The Board of Trustees of the Trust (including a majority of the disinterested Trustees) recently approved continuation of the October 27, 1989 Advisory Agreement through October 1997. The Advisory Agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each Fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the Investment Company Act of 1940 ) or by the Board of Trustees of the Trust, and
(ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

The Trust pays the Advisor a separate management fee for each Portfolio in the Trust. Such fee is based on varying percentages of average net assets. For the three fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Trust incurred advisory fees (net of expenses paid by the Advisor or voluntary fee waivers) of $5,021,807, $5,233,507, and $5,216,589, respectively, for all funds. For the three fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Funds paid the Advisor the following advisory fees (net of expenses paid by the Advisor or voluntary fee waivers):

NAME OF FUND                             1994          1995            1996
---------------------------------     ----------    ----------     ----------
GOLD SHARES FUND                      $2,011,687    $1,969,645     $1,727,462
GLOBAL RESOURCES FUND                    240,719       218,438        219,018
WORLD GOLD FUND                        1,753,641     1,900,764      2,238,255
TREASURY SECURITIES CASH FUND            760,423       894,643        835,252
INCOME FUND                               99,688        80,223         73,521
TAX FREE FUND                                -0-           -0-            -0-
GOVERNMENT SECURITIES SAVINGS FUND           -0-           -0-            -0-
REAL ESTATE FUND                         140,661        85,225         64,381
NEAR-TERM TAX FREE FUND                      -0-           -0-            -0-


                       TRANSFER AGENCY AND OTHER SERVICES

In addition to the services performed for the Funds and the Trust under the Advisory Agreement, the Advisor, through its subsidiary USSI, provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency Agreement as described in the Funds' prospectuses under "Management of the Funds -- The Investment Advisor." In addition, lockbox and statement printing services are provided by USSI. The Board of Trustees recently approved the Transfer Agency and related agreements through October 1997. For the three fiscal years ended June 30, 1994, 1995 and 1996, the Trust paid USSI total transfer agency, lockbox and printing fees of, $2,313,933, $2,557,846 and $2,707,293 respectively, for all funds.

USSI also maintains the books and records of the Trust and of each Fund of the Trust and calculates their daily net asset value as described in the Funds' prospectuses under "Management of the Funds -- The Investment Advisor." Total fees for such services for the fiscal years ending June 30, 1994, 1995 and 1996 were $354,278, $502,994, and $499,465 respectively, for all funds.

All fees paid to the Advisor during the fiscal year ended June 30, 1996, (including management, transfer agency, lockbox, printing and accounting fees but net of reimbursements) totaled $8,423,347.

A & B Mailers, Inc., a wholly-owned corporation of the Advisor, provides the Trust with certain mail handling services. The charges for such services have been negotiated by the Audit Committee and A & B Mailers, Inc. Each service is priced separately.

                    CERTAIN PURCHASES OF SHARES OF THE FUNDS

Shares of all the Funds are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Funds are described in the Prospectus. In addition, shares of each Fund, except the TREASURY SECURITIES CASH FUND, the TAX FREE
FUND, the GOVERNMENT SECURITIES SAVINGS FUND, may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the appropriate Fund, and are otherwise acceptable to the Advisor, which reserves the right to reject all or any part of the securities offered in exchange for shares of such Funds. On any such "in kind" purchase, the following conditions will apply:

     1. the securities offered by the investor in exchange for shares of the Fund must not be in any way restricted as to resale or otherwise be illiquid;

     2. securities of the same issuer must already exist in the Fund's portfolio;

     3. the securities must have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the AMEX and the NYSE, or NASDAQ;

     4. any securities so acquired by any Fund will not comprise more than 5% of that Fund's net assets at the time of such exchange;

     5. no over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

     6.   the securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of each Fund, except the TREASURY SECURITIES CASH FUND, the TAX FREE FUND, and the GOVERNMENT SECURITIES SAVINGS FUND using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish (either in writing or by telephone) to the Trust a list with a full and exact description of all of the securities which he or she proposes to deliver. The Trust will advise him or her as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the GOLD SHARES, GLOBAL RESOURCES, WORLD GOLD, INCOME, and REAL ESTATE FUNDS are valued. See the section entitled "How Shares Are Valued" in the prospectus. The number of shares of the appropriate Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

WIRE REDEMPTIONS--TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY: When shares of the TREASURY SECURITIES CASH FUND are redeemed by wire, proceeds will normally be wired on the next business day after receipt of the telephone instruction. To place a request for a wire redemption, the shareholder may instruct USSI by telephone (if this option was elected on the application accompanying the prospectus), or by mailing instructions to U.S. Global Investors Funds, P.O. Box 781234, San Antonio, Texas 78278-1234. A bank processing fee for each bank wire will be charged to the shareholder's account. The shareholder may change the account which has been designated to receive amounts withdrawn under this procedure at any time by writing to USSI with signature(s) guaranteed as described in the prospectus. Further documentation will be required to change the designated account when shares are held by a corporation or other organization, fiduciary or institutional investor.

CHECK REDEMPTIONS--TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY: Upon receipt of a completed application indicating election of the check writing feature, shareholders will be provided with a free supply of temporary checks. A shareholder may order additional checks for a nominal charge.

The checkwriting withdrawal procedure enables a shareholder to receive dividends declared on the shares to be redeemed until such time as the check is processed. For this reason, checks should never be used to close an account, since the shareholder cannot know what the exact balance in the account will be on the date that the check clears. If there are not sufficient shares to cover a check, the check will be returned to the payee and marked "insufficient funds." Checks written against shares which have been in the account less than seven days and were purchased by check will be returned as uncollected funds. A shareholder may avoid this 7-day requirement by purchasing by bank wire or cashiers check.

The Trust reserves the right to terminate generally, or alter generally, the checkwriting service or to impose a service charge upon 30 days' prior notice to shareholders.

REDEMPTION IN KIND: The Trust reserves the right to redeem shares of the GOLD SHARES FUND in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the GOLD SHARES FUND solely in cash up to the lesser of $250,000 or one percent (1%) of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of the GOLD SHARES FUND receiving a redemption in kind would then have to pay brokerage fees in order to convert his Fund investment into cash. All redemptions in kind will be made in marketable securities of the Fund.

SUSPENSION OF REDEMPTION PRIVILEGES: The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

                         CALCULATION OF PERFORMANCE DATA

TREASURY SECURITIES CASH FUND and GOVERNMENT SECURITIES SAVINGS FUND shareholders and prospective investors in these Funds will be interested in learning, from time to time, the current yield of the Funds, based on dividends declared daily from net investment income. To obtain a current yield quotation, call the Advisor toll free at 1-800-873-8637 (local residents call 308-1222). The yield of that Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a historical seven- calendar-day period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Fund reflects the value of additional shares purchased with dividends from the original share and any such additional shares, and all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses, or unrealized appreciation and depreciation. The Funds may also calculate their effective annualized yield (in effect, a compound yield) by dividing the base period return (calculated as above) by seven, adding one, raising the sum to the 365th power and subtracting one.

The TREASURY SECURITIES CASH FUND'S and the GOVERNMENT SECURITIES SAVINGS FUND's net income, from the time of the immediately preceding dividend declaration, consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Fund's securities, less amortization of premium and the estimated expenses of the Fund applicable to that dividend period. The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in the Fund's portfolio, their quality and length of maturity, their relative values, and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar-weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for all of its issues.

The yield fluctuates daily as the income earned on the investments of the TREASURY SECURITIES CASH FUND and the GOVERNMENT SECURITIES SAVINGS FUND fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time, nor is there any guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the TREASURY SECURITIES CASH FUND and the GOVERNMENT SAVINGS FUND is not insured, although the underlying portfolio securities are, of course, backed by the United States Government or, in the case of the GOVERNMENT SECURITIES SAVINGS FUND, by a government agency. Investors comparing results of the TREASURY SECURITIES CASH FUND and GOVERNMENT SECURITIES SAVINGS FUND with investment results and yields from other sources, such as banks or savings and loan associations, should understand this distinction.

The seven-day yield and effective yield for the TREASURY SECURITIES CASH FUND and the GOVERNMENT SECURITIES SAVINGS FUND, respectively, with an average weighted maturity of investments on that date of 51 and 75 days, respectively.

TOTAL RETURN: The GOLD SHARES FUND, GLOBAL RESOURCES FUND, WORLD GOLD FUND, INCOME FUND, TAX FREE FUND, the REAL ESTATE FUND and the NEAR-TERM TAX FREE FUND may each advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1 + T)n = ERV

     Where:      P        =       a hypothetical initial payment of $1,000
                 T        =       average annual total return
                 n        =       number of years
                 ERV              ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period.

The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by each Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The average annual compounded rate of return for each Fund for the following years ended as of June 30, 1996 is as follows:

                                1 YEAR         5 YEARS        10 YEARS
                               --------        --------       --------
Gold Shares Fund               (11.73)%         (9.95)%        (1.70)%

Global Resources Fund           22.80%           6.82%          7.72%

World Gold Fund                 34.35%          16.21%         10.08%

Income Fund                     16.60%          10.75%          9.08%

Tax Free Fund                    5.25%           6.84%          7.09%

Real Estate Fund (since         17.34%           7.30%          4.67%
7/2/87)

Near-Term Tax Free Fund          3.68%           6.35%          5.97%
(since 12/1/90)

YIELD: The GOLD SHARES FUND, GLOBAL RESOURCES FUND, WORLD GOLD FUND, INCOME FUND, TAX FREE FUND, REAL ESTATE FUND and the NEAR-TERM TAX FREE FUND each may advertise performance in terms of a 30-day yield quotation. The 30- day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                   A - B
                  ------
    YIELD = 2 [ (   CD     + 1)6 - 1]

    Where:   A   =   dividends and interest earned during the period
             B   =   expenses accrued for the period (net of reimbursement)
             C   =   the average daily number of shares outstanding during
                     the period that were entitled to receive dividends
             D   =   the maximum offering price per share on the last day
                     of the period

The 30-day yield for the 30 days ended June 30, 1996 for each Fund was as follows:

             Income Fund                    2.40%
             Tax Free Fund                  5.33%
             Real Estate Fund               4.02%
             Near-Term Tax Free Fund        4.45%

TAX EQUIVALENT YIELD: The TAX FREE FUND's tax equivalent yield for the 30 days ended June 30, 1996, was 8.82% based on a Federal income tax rate of 39.6%.

The NEAR-TERM TAX FREE FUND's tax equivalent yield for the 30 days ended June 30, 1996, was 7.37% based on a Federal income tax rate of 39.6%.

The tax equivalent yield is computed by dividing that portion of the yield of the TAX FREE FUND (computed as described under "Yield" above) which is tax-exempt, by one minus the Federal income tax rate of 28% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax exempt. The compliment, for example, of a tax rate of 39.6% is 60.4%, that is [1.00 - .396 = .604].

NONSTANDARDIZED TOTAL RETURN: Each Fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of each Fund's operations. In addition, each Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES: In its sales literature, each Fund, except for the money market funds, may also quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by each Fund even though such option income is not considered investment income under generally accepted accounting principals.

Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Advisor through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT: All calculations of performance data in this section reflect the Advisor's fee waivers or reimbursement of a portion of the Fund's expenses, as the case may be. See "Management of the Funds" in the prospectus.

                                   TAX STATUS

TAXATION OF THE FUNDS--IN GENERAL: As stated in its Prospectus, each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that a Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities or certain options, futures or foreign currencies held less than three months (the "30% test"), and (c) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to shareholders, the TAX FREE FUND and NEAR-TERM TAX FREE FUND must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest of which is exempt from Federal income tax. The TAX FREE and NEAR-TERM TAX FREE FUNDS intend to satisfy this requirement.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion not taxable to the Fund of the respective balance from the preceding calendar year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax exempt income received by the TAX FREE and NEAR- TERM TAX FREE FUNDS. The Funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUNDS' INVESTMENTS: A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

For Federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest for Federal income tax purposes as earned by a Fund, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described above. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

Debt securities may be purchased by a Fund at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a Fund purchases the securities. This additional discount represents market discount for income tax purposes. To the extent that a Fund purchases municipal bonds at a market discount, the accounting accretion of such discount may generate taxable income for the Fund and its shareholders. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income for purposes of the 90% test to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

A Fund whose portfolio is subject to the market discount rules may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because a Fund must take into account all original issue discount for purposes of satisfying various requirements for qualifying as a regulated investment company under Subchapter M of the Code, it will be more difficult for a Fund to make the distributions required under Subchapter M of the Code and to avoid the 4% excise tax described above. To the extent that a Fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the Fund would recognize income currently even though the Fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

The Funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the Fund's adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, generally for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDER: Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January. Since none of the net investment income of the TAX FREE FUND, the TREASURY SECURITIES CASH FUND, the GOVERNMENT SECURITIES SAVINGS FUND or the NEAR-TERM TAX FREE FUND is expected to arise from dividends on domestic common or preferred stock, none of these Funds' distributions will qualify for the 70% corporate dividends-received deduction.

Distributions by a Fund, other than the TREASURY SECURITIES CASH FUND and the GOVERNMENT SECURITIES SAVINGS FUND, will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such Funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

To the extent that the TAX FREE FUND's and the NEAR-TERM TAX FREE FUND's dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

All distributions of investment income during the year will have the same percentage designated as tax exempt. This method is called the "average annual method." Since the TAX FREE FUND and the NEAR-TERM TAX FREE FUND invest primarily in tax-exempt securities, the percentage is expected to be substantially the same as the amount actually earned during any particular distribution period.

A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the TAX FREE FUND or the NEAR-TERM TAX FREE FUND receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

The TAX FREE FUND and the NEAR-TERM TAX FREE FUND may invest in private activity bonds. Interest on private activity bonds issued after August 7, 1986, is subject to the Federal alternative minimum tax ("AMT"), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as "tax preference items"). Interest from private activity bonds is one of the tax preference items that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from Federal income tax are rendered by recognized bond counsel to the issuers. Neither the Advisor's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.

                                    CUSTODIAN

Bankers Trust Company acts as Custodian for all Funds of the Trust described in this Statement of Additional Information. With respect to the GOLD SHARES FUND, GLOBAL RESOURCES FUND, and WORLD GOLD FUND, Bankers Trust Company may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust. Services with respect to the retirement accounts will be provided by Security Trust and Financial Company of San Antonio, Texas, a wholly owned subsidiary of the Advisor.

                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

Price Waterhouse LLP, One Riverwalk Place, Suite 900, San Antonio, Texas 78205 serves as the independent accountants for the Trust.

Goodwin, Procter & LLP, Exchange Place, Boston, Massachusetts 02109, are legal counsel to the Trust.

                      INFORMATION ABOUT SECURITIES RATINGS

DEBT SECURITY RATINGS, INCLUDING MUNICIPAL BONDS

MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality." Aa--"high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligation." Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade obligations." Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

STANDARD & POOR'S CORPORATION. AAA--"obligation of the highest quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues." A--"the third strongest capacity for payment of debt service." Principal and interest payments on the bonds in this category are considered safe. It differs from the two higher ratings, because with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. BBB--"regarded as having adequate capacity to pay interest and repay principal." Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

                              FINANCIAL STATEMENTS

The financial statements for year ended June 30, 1996, are hereby incorporated by reference from the Annual Report to Shareholders of that date which has been delivered with this Statement of Additional Information [unless previously provided, in which event the Trust will promptly provide another copy, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 29467, San Antonio, Texas 78229-0467, 1-800-873-8637 or (210) 308-1234].

================================================================================


                           U.S. GLOBAL INVESTORS FUNDS

                          CHINA REGION OPPORTUNITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. You should read it with the prospectus issued November 1, 1996 (the "Prospectus"), which you may request from U. S. Global Investors, Inc. (the "Advisor"), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637).

The date of this Statement of Additional Information is November 1, 1996, amended February 24 and June 16, 1997.

                                TABLE OF CONTENTS

                                                                           PAGE

GENERAL INFORMATION..........................................................3

INVESTMENT OBJECTIVES AND POLICIES...........................................3
     Investment Restrictions.................................................4

SPECIAL RISK CONSIDERATIONS..................................................4

PORTFOLIO TRANSACTIONS.......................................................8

MANAGEMENT OF THE FUND.......................................................9

PRINCIPAL HOLDERS OF SECURITIES.............................................10

INVESTMENT ADVISORY SERVICES................................................10

TRANSFER AGENCY AND OTHER SERVICES..........................................11

ADDITIONAL INFORMATION ON REDEMPTIONS.......................................12

CALCULATION OF PERFORMANCE DATA.............................................12

TAX STATUS..................................................................12
     Taxation of the Fund--In General.......................................12
     Taxation of the Fund's Investments.....................................13
     Taxation of the Shareholder............................................13

CUSTODIAN...................................................................13

INDEPENDENT ACCOUNTANT .....................................................14

FINANCIAL STATEMENTS........................................................14

                               GENERAL INFORMATION

U.S. Global Investors Funds (the "Trust") is an open-end management investment company and is a voluntary association known as a "business trust" organized under the laws of the Commonwealth of Massachusetts. The China Region Opportunity Fund (the "Fund") is one of several series of the Trust, each of which represents a separate, diversified portfolio of securities.

The assets received by the Trust from the issue or sale of shares of each of the funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such fund. They constitute the underlying assets of each fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular fund, will be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the funds represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

As described under "The Trust" in the prospectus, under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual fund, a separate vote of that fund would be required. Shareholders of any fund are not entitled to vote on any matter which does not affect their fund but which requires a separate vote of another fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Fund's prospectus.

INVESTMENT RESTRICTIONS: The Fund will not change any of the following investment restrictions, without the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

     1.   Issue senior securities.

     2. Borrow money, except that the Fund may borrow not in excess of 5% of its total assets from banks as a temporary measure for extraordinary purposes and may borrow up to 33 1/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowing) when deemed desirable or appropriate to effect redemptions. However, the Fund may not purchase additional securities while borrowing exceeds 5% of the total assets of the Fund.

     3.   Underwrite the securities of other issuers.

     4.   Invest in real estate.

     5. Engage in the purchase or sale of commodities or commodity futures contracts, except that the Fund may invest in futures contracts and options thereon.

     6.   Lend its assets,  except that the Fund may purchase  money market debt obligations and repurchase agreements secured by money market obligations, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's total net assets. (Accounts receivable for shares purchased by telephone will not be deemed loans.)

     7. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions.

     8.   Make short sales.

     9. Invest more than 15% of net assets in illiquid securities, including securities which are subject to legal or contractual restrictions on resale.

     10. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities). For purposes of this restriction, a foreign government is deemed to be an "industry."

     11. (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation will not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer as discussed in the prospectus, such limitations apply to only 75% of the value of the Fund's total assets.

                           SPECIAL RISK CONSIDERATIONS

The following discussion of some of the most significant risks associated with an investment in the Fund supplements the discussion in the prospectus.

FOREIGN INVESTMENTS: Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investment. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and such markets may periodically close for extended periods (e.g., two weeks during the Chinese New Year), affecting the liquidity and pricing of portfolio securities. Securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

CHINA'S LEGAL SYSTEM: China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation.

TAIWAN INVESTMENT LIMITATIONS: As of the date of this registration statement, Taiwan limits a foreign institution's investments in Taiwan to no more than $ 400 million.

FUTURES CONTRACTS: The Fund may sell futures contracts to hedge against a decline in the market price of securities which it owns or purchase futures contracts to remain more fully invested (but not to leverage the portfolio) to defend the portfolio against currency fluctuations. When the Fund purchases or sells a futures contract, the Fund will be required to deposit an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount ("initial margin") with the broker. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all of the Fund's contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying currency, stock or stock index fluctuates making the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has sold a currency futures contract and the prices of the stocks included in the underlying currency have fallen, that position will have increased in value and the Fund will receive a variation margin payment from the broker equal to that increase in value. Conversely, when the Fund has sold a currency futures contract and the prices of the underlying currency have risen, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and it realizes a loss or a gain.

There is a risk that futures price movements will not correlate perfectly with movements in the value of the underlying stock or stock index. For a number of reasons, the price of the future may move more than or less than the price of the securities that make up the index. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the stock market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

There is a further risk that a liquid secondary trading market may not exist at all times for these futures contracts, in which event the Fund might be unable to terminate a futures position at a desired time. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

OPTIONS: The Fund may sell call options or purchase put options on futures contracts to hedge against a decline in the market price of securities which it owns or to defend the portfolio against currency fluctuations. The Fund may also purchase call options or sell put options on futures contracts to remain more fully invested until suitable investments can be made in individual equity securities. Options on futures contracts differ from options on individual securities in that the exercise of an option on a futures contract does not involve delivery of an actual underlying security. Options on futures contracts are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in an option on a futures contract may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire.

The risks associated with the purchase and sale of options on futures contracts are generally the same as those relating to options on individual securities. However, the value of an option on a futures contract depends primarily on movements in the value of the currency, stock or the stock index underlying the futures contract rather than in the price of a single security. Accordingly, the Fund will realize a gain or loss from purchasing or writing an option on a futures contract as a result of movements in the related currency or in the stock market generally, rather than changes in the price for a particular security. Therefore, successful use of options on futures contracts by the Fund will depend on the Advisor's ability to predict movements in the direction of the currency or stock market underlying the futures contract. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

Because index options are futures contracts settled in cash, the Fund cannot be assured of covering its potential settlement obligations under call options it writes on futures contracts by acquiring and holding the underlying securities. Unless the Fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

As a non-fundamental policy, the Fund will neither purchase nor write an options contract if immediately thereafter the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. In the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

As a non-fundamental policy, the China Fund will not purchase a futures contract (except for closing transactions) if, immediately thereafter, the market value of all open futures contracts is greater than the market value of the China Fund's cash and cash equivalents (including cash, repurchase agreements, and high quality fixed income securities with a final maturity of less than one year)..

SEGREGATED ASSETS AND COVERED POSITIONS: When purchasing or selling a futures contract, purchasing or selling an uncovered option, or purchasing securities on a when-issued or delayed delivery basis, the Fund will restrict cash, which may be invested in repurchase obligations, or liquid securities. When purchasing a futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the notional value of the futures contract and not less than the market price at which the futures contract was established. In addition, to prevent leveraging, the Fund will not purchase a futures contract unless it has cash or cash equivalents (whether segregated or not) at least equal to the notional value of the futures contract. The Fund may sell futures either to hedge existing portfolio positions or to close out long transactions. When purchasing a futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When selling an uncovered put option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the put option and not less than the strike price of the put option. When purchasing securities on a when-issued or delayed delivery basis, the amount of restricted cash or liquid securities will be at least equal to the Fund's when-issued or delayed delivery commitments.

The restricted cash or liquid securities will either be identified as restricted in the Fund's accounting records or be physically segregated in a separate account at Bankers Trust Company, the Fund's custodian. For the purpose of determining the adequacy of the liquid securities which have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the Fund.

Fund assets need not be segregated if the Fund "covers" the futures contract, call option, or put option sold. For example, the Fund could cover a futures or forward contract which it has sold short by owning the securities or currency underlying the contract. The Fund may also cover this position by holding a call option permitting the Fund to purchase the same futures or forward contract at a price no higher than the price at which the sell position was established.

The Fund could cover a call option which it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. The Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

FOREIGN CURRENCY TRANSACTIONS: Investments in foreign companies usually involve use of currencies of foreign countries. The Fund also may hold cash and cash-equivalent investments in foreign currencies. The value of the Fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

The Fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which the Fund has (or expects to have) portfolio exposure.

The Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

The Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, the Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

The Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

                             PORTFOLIO TRANSACTIONS

The Advisory Agreement between the Trust and the Advisor requires that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seeks the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. Under the Advisory Agreement, the Advisor is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Advisor must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each Fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Advisor would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker-dealers through or with whom the Trust places portfolio transactions, the Advisor may be relieved of expenses which it might otherwise bear.


The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. The Fund paid a total of $78,918 in brokerage fees for the year ended June 30, 1996.

                             MANAGEMENT OF THE FUND

The Trustees and Officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229-0467.

NAME AND ADDRESS        TRUST POSITION     PRINCIPAL OCCUPATION
---------------------   --------------     -------------------------------------
John P. Allen           Trustee            President,     Deposit    Development
5600 San Pedro                             Associates  Inc.,  a  bank  marketing
San Antonio, TX                            firm.   President,   Paragon   Press.
                                           Partner, Rio Cibolo Ranch, Inc.

William A. Fagan, Jr.   Chairman of        Chairman  of the  Board  of  Trustees
P.O. Box 17903          the Board of       since   January  1,  1989.   Business
San Antonio, TX         Trustees           consultant  since  1976.

E. Douglas Hodo         Trustee            Chief  Executive  Officer  of Houston
7706   Fondren                             Baptist University. Formerly Dean and
Houston,  TX                               Professor of  Economics  and Finance,
                                           College of  Business,  University  of
                                           Texas at San Antonio.

Charles Z. Mann         Trustee            Business  consultant since January 1,
Turning Point                              1993.   Chairman,   Bermuda  Monetary
13 Knapton Estates Rd.                     Authority    from   1986   to   1992.
Smiths, Bermuda                            Executive     Vice    President    of
HS01                                       International   Median   Limited,   a
                                           private  investment  holding company,
                                           from  1979  to  1985  and  previously
                                           general   manager  of  Bank  of  N.T.
                                           Butterfield    &   Son,    Ltd.,    a
                                           Bermuda-based   bank.   Currently   a
                                           Director  of Bermuda  Electric  Light
                                           Company,   Ltd.;   Overseas  Imports,
                                           Ltd.; Tyndall International (Bermuda)
                                           Ltd.;    Old   Court    International
                                           Reserves    Ltd.;   XL    Investments
                                           Limited, Glaxo (Bermuda) Limited.

NAME AND ADDRESS        TRUST POSITION     PRINCIPAL OCCUPATION
---------------------   --------------     -------------------------------------
W.C.J. van Rensburg     Trustee            Professor of  Geological  Science and
6010 Sierra Arbor Ct.                      Petroleum Engineering,  University of
Austin, TX                                 Texas  at  Austin.  Former  Associate
                                           Director, Bureau of Economic Geology,
                                           University of Texas. Former Chairman,
                                           Department of Geosciences, West Texas
                                           State  University.  Former  technical
                                           director  of South  African  Minerals
                                           Bureau    and    British    Petroleum
                                           Professor of Energy  Economics at the
                                           Ran       Afrikaans       University,
                                           Johannesburg, South Africa.

Frank E. Holmes(1)      Trustee,           Chairman  of the Board of  Directors,
                        President,         Chief  Executive  Officer  and  Chief
                        Chief              Financial  Officer  of  the  Advisor.
                        Executive          Since  October  1989 Mr.  Holmes  has
                        Officer            served  and  continues  to  serve  in
                                           various  positions  with the Advisor,
                                           its subsidiaries,  and the investment
                                           companies  it  sponsors.  Director of
                                           Franc-Or Resource Corp. from November
                                           1994 to  November  1996.  Director of
                                           Marleau,  Lemire  Inc.  from  January
                                           1995 to  December  1995.  Director of
                                           United    Services    Canada,    Inc.
                                           (formerly  United  Services  Advisors
                                           Wealth    Management   Corp.)   since
                                           February  1995  and  Chief  Executive
                                           Officer from February to August 1995.


--------------------------
(1) This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.

NAME AND ADDRESS        TRUST POSITION     PRINCIPAL OCCUPATION
---------------------   --------------     -------------------------------------
Susan B. McGee          Executive Vice     Executive Vice  President,  Corporate
                        President,         Secretary and General  Counsel of the
                        Secretary,         Advisor.  Since  September  1992  Ms.
                        General            McGee  as  served  and  continues  to
                        Counsel            serve in various  positions  with the
                                           Advisor,  its  subsidiaries,  and the
                                           investment   companies  it  sponsors.
                                           Before September 1992 Ms. McGee was a
                                           student at St. Mary's Law School.

Thomas D. Tays          Vice President,    Vice      President,       Securities
                        Securities         Specialist,  Director  of  Compliance
                        Specialist,        and   Assistant   Secretary   of  the
                        Director of        Advisor.   Chief  Financial  Officer,
                        Compliance         Vice      President,       Securities
                                           Specialist,  Director  of  Compliance
                                           and Assistant Secretary of the Trust.
                                           Since  September  1993  Mr.  Tays has
                                           served  and  continues  to  serve  in
                                           various  positions  with the Advisor,
                                           its subsidiaries,  and the investment
                                           companies   it    sponsors.    Before
                                           September   1993  Mr.   Tays  was  an
                                           attorney in private practice.

                         PRINCIPAL HOLDERS OF SECURITIES

As of August 26, 1996, the officers and trustees of the Fund, as a group, owned less then 1% of the outstanding shares of the Fund. The Fund is aware of the following person who owned of record, or beneficially, more than 5% of the outstanding shares of the Fund at August 26, 1996:

           NAME AND ADDRESS                                   TYPE OF
               OF OWNER                     % OWNED          OWNERSHIP
    ----------------------------            -------          ---------
    Charles Schwab & Co., Inc.               27.43%          Record(1)
    San Francisco, CA 94104-4175

------------------
(1) Charles Schwab & Co., Inc., a broker-dealer, has advised that no individual client owns more than 5% of the Fund.

                          INVESTMENT ADVISORY SERVICES

The investment adviser to the Funds is U.S. Global Investors, Inc. (formerly United Services Advisors, Inc.) (the "Advisor"), a Texas corporation, pursuant to an Advisory Agreement dated October 27, 1989. Frank E. Holmes, Chief Executive Officer and Director of the Advisor, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Advisor and may be deemed to be a controlling person of the Advisor.

In addition to the services described in the Fund's prospectus, the Advisor will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers and Trustees of the Trust if such persons are employees of the Advisor or its affiliates, except that the Trust will reimburse the Advisor for a portion of the compensation of the Advisor's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors' expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, the expenses of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Advisor, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organizational dues of such organizations, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, cost of fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

For the services and facilities provided to the Fund by the Advisor, the Fund may pay to the Advisor a monthly fee at the rate of 1/12 of 1.25% based upon the monthly average net assets of the Fund for such calendar month. The Advisor has voluntarily agreed to bear certain Fund expenses. See the prospectus section - "The Investment Advisor."

The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. However, in the Advisor's opinion, such laws should not preclude a bank from performing shareholder administrative and servicing functions as contemplated herein.

The securities laws of certain states in which shares of the Trust may, from time to time, be qualified for sale require that the investment adviser reimburse the Trust for any excess of the Fund's expenses over prescribed percentages of the Fund's average net assets. Thus, the Advisor's compensation under the agreements is subject to reduction in any fiscal year to the extent that total expenses of the Fund for such year (including an investment advisor's compensation but exclusive of taxes, brokerage commissions, extraordinary expenses, and other permissible expenses) exceed the most restrictive applicable expense limitation prescribed by any state in which the Trust's shares are qualified for sale. The Advisor may obtain waivers of these state expense limitations from time to time. Such limitation is currently 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of the remaining average net assets.

The Board of Trustees of the Trust (including a majority of the "disinterested Trustees") recently approved continuation of the Advisory Agreement through October 1997. The Advisory Agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each Fund, as long as it is approved at least annually both (I) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the Investment Company Act of 1940) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

The Trust pays the Advisor a separate management fee for each Portfolio in the Trust. Such fee is based on varying percentages of average net assets. For the three fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Trust incurred advisory fees (net of expenses paid by the Advisor or voluntary fee waivers) of, $5,021,807 $5,233,507 and $5,216,589, respectively.

                       TRANSFER AGENCY AND OTHER SERVICES

In addition to the services performed for the funds and the Trust under the Advisory Agreement, the Advisor, through its subsidiary USSI, provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency Agreement as described in the Fund's prospectus under "Management of the Fund -- The Investment Advisor." In addition, lockbox and statement printing services are provided by USSI. The Board of Trustees approved the Transfer Agency and related agreements through October 31, 1996. For the three fiscal years ended June 30, 1994, 1995, and 1996, the Trust paid USSI total transfer agency, lockbox and printing fees of $2,313,933, $2,557,846, and $2,707,293 respectively.

USSI also maintains the books and records of the Trust and of each Fund of the Trust and calculates their daily net asset value as described in the Fund's prospectus under "Management of the Fund -- The Investment Advisor." Total reimbursements and fees for such services for the fiscal years ending June 30, 1994, 1995, and 1996 were $354,278, $502,944, and $499,465 respectively.

A & B Mailers, Inc., a wholly-owned subsidiary of the Advisor, provides the Trust with certain mail handling services. The charges for such services are compared to bids from competitive services on a periodic basis by the Board of Trustees. Each service is priced separately.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

SUSPENSION OF REDEMPTION PRIVILEGES: The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN: The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1 + T)n = ERV

     Where:   P     =   a hypothetical initial payment of $1,000
              T     =   average annual total return
              n     =   number of years
              ERV   =   ending  redeemable value of a hypothetical
                        $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period.

The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The rate of return for the Fund for the year ended June 30, 1996, was (2.07%).

NONSTANDARDIZED TOTAL RETURN: The Fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT: All calculations of performance data in this section reflect the Advisor's fee waivers or reimbursement of a portion of the Fund's expenses, as the case may be. See "Management of The Fund(s)" in the prospectus.

                                   TAX STATUS

TAXATION OF THE FUND--IN GENERAL: As stated in its prospectus, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months (the "30% test"), and (c) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute, during each calendar year, an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion of the respective balance of ordinary income or capital gain net income of the prior year that was not previously distributed. The Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUND'S INVESTMENTS: The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

TAXATION OF THE SHAREHOLDER: Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if a Fund pays the dividends during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

A shareholder of the Fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of any long-term capital gain recognized.

OTHER TAX CONSIDERATIONS: Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

                                    CUSTODIAN

Bankers Trust Company acts as custodian for the Fund and, pursuant to sub-custodian agreements, the Fund will maintain its foreign securities and cash in the custody of certain eligible non-United States banks and securities depositories. Services with respect to the retirement accounts will be provided by Security Trust and Financial Company of San Antonio, Texas, a wholly-owned subsidiary of the Advisor.

                             INDEPENDENT ACCOUNTANT

Price Waterhouse LLP, One Riverwalk Place, Ste. 900, San Antonio, Texas 78205 serves as the independent accountants for the Trust.

                              FINANCIAL STATEMENTS

The Fund was established on October 20, 1993. The audited financial statement for the year ended June 30, 1996 is herein incorporated by reference from the Annual Report to Shareholders of that date which has been delivered with this Statement of Additional Information [unless previously provided, in which event the Trust will promptly provide another copy, free of charge, upon request to:
U.S. Global Investors, Inc., P.O. Box 29467, San Antonio, Texas 78229-0467, 1-800-873-8637 or (210) 308-1234].

================================================================================


                           U.S. GLOBAL INVESTORS FUNDS

                          U.S. ALL AMERICAN EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus issued November 1, 1996 (the "Prospectus"), which you may request from U. S. Global Investors, Inc. (the "Advisor"), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637).

The date of this Statement of Additional Information is November 1, 1996, amended June 16, 1997.

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION...........................................................3

INVESTMENT OBJECTIVES AND POLICIES............................................3
         Investment Restrictions..............................................4

SPECIAL RISK CONSIDERATIONS...................................................5

PORTFOLIO TRANSACTIONS........................................................6

MANAGEMENT OF THE FUND........................................................7

PRINCIPAL HOLDERS OF SECURITIES...............................................8

INVESTMENT ADVISORY SERVICES..................................................8

TRANSFER AGENCY AND OTHER SERVICES............................................9

CERTAIN PURCHASES OF SHARES OF THE FUND.......................................9

ADDITIONAL INFORMATION ON REDEMPTIONS........................................10

CALCULATION OF PERFORMANCE DATA..............................................10

TAX STATUS...................................................................12
         Taxation of the Fund--In General....................................12
         Taxation of the Fund's Investments..................................12
         Taxation of the Shareholder.........................................12

CUSTODIAN....................................................................12

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL....................................13

FINANCIAL STATEMENTS.........................................................13

                               GENERAL INFORMATION

U.S. Global Investors Funds (the "Trust') is an open-end management investment company and is a voluntary association of the type known as a "business trust" organized under the laws of the Commonwealth of Massachusetts. The U.S. All American Equity Fund (hereinafter sometimes referred to as the "Fund") is one of numerous series of the Trust, each of which represents a separate, diversified portfolio of securities (collectively referred to herein as the "Portfolios" and individually as a "Portfolio").

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, will be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

As described under "The Trust" in the prospectus, under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Portfolio, a separate vote of that Portfolio would be required. Shareholders of any Portfolio are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Portfolio.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Fund's prospectus.

INVESTMENT RESTRICTIONS: The All American Equity Fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

     1.   Issue senior securities.

     2. Borrow money, except that the Fund may borrow not in excess of 5% of its total assets from banks as a temporary measure for extraordinary purposes, may borrow up to 33 1/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowing) when deemed desirable or appropriate to effect redemptions, provided, however, that the Fund will not purchase additional securities while borrowings exceed 5% of the total assets of the Fund.

     3.   Underwrite the securities of other issuers.

     4.   Invest in real estate.

     5. Engage in the purchase or sale of commodities or commodity futures contracts, except that the Fund may invest in futures contracts and options thereon.

     6.   Lend its assets,  except that the Fund may purchase  money market debt obligations and repurchase agreements secured by money market obligations, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's total net assets. (Accounts receivable for shares purchased by telephone will not be deemed loans.)

     7. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions.

     8.   Make short sales.

     9. Invest in securities which are subject to legal or contractual restrictions on resale ("restricted securities").

     10. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry. 11. _____ (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation will not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer.

The following discussion of the investment objectives, policies and risks associated with the Fund supplements the discussion in the prospectus.

STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS: The Fund may purchase stock index futures contracts and purchase options thereon in anticipation of an increase in the market price of the security it intends to acquire. Unlike when a Fund security is purchased, no price is paid by the Fund upon the purchase of a futures contract. Initially, the Fund will be required to deposit an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount ("initial margin") with the broker. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all of the Fund's contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates making a long position in the futures contract more or less valuable, a process known as "mark-to-market." For example, when the Fund has purchased a stock index futures contract and the prices of the stocks included in the underlying stock index have risen, that position will have increased in value and the Fund will receive a variation margin payment equal to that increase in value from the broker. Conversely, when the Fund has purchased a stock index futures contract and the prices of the stocks included in the underlying stock index have declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and it realizes a loss or a gain.

Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Index on the Chicago Mercantile Exchange.

There is a risk  that  futures  contract  price  movements  will  not  correlate perfectly with movements in the value of the underlying stock index. For a number of reasons the price of the stock index future may move more than or less than the price of the securities that make up the index. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the stock market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

There is a further risk that a liquid secondary trading market may not exist at all times for these futures contracts, in which event the Fund might be unable to terminate a futures position at a desired time. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

When purchasing a stock index futures contract, the Fund will deposit cash or cash equivalents into a segregated account equal to the purchase price of the futures contract less any margin on deposit with the broker.

When selling a call option the Fund will deposit cash or cash equivalents into a segregated account which, when added to the amount deposited with the broker as margin, equals the market value of the securities or futures contract underlying call options, but not less than the strike price of the call option.

Fund assets need not be segregated if the Fund "covers" the futures contract purchased or call option sold. For example, the Fund could purchase a put option on the same futures contract purchased with a strike price as high or higher than the price of the futures contract held by the Fund. The Fund could cover a call option which it has sold by holding the same security (or, in the case of a stock index, a portfolio or stock substantially replicating the movement of the index) underlying the call option. The Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

                           SPECIAL RISK CONSIDERATIONS

The following are among the most significant risks associated with an investment in the Fund.

EQUITY PRICE FLUCTUATIONS: Equity securities are subject to price fluctuations depending on a variety of factors, including market, business and economic conditions. Particularly, the equity securities of companies involved in natural resources may be subject to greater than average price fluctuations because of the scarcity or surplus of the natural resources in which such companies are engaged, governmental policies in the countries in which such natural resources are located, technological changes and speculation by traders in such resources.

OPTIONS ON STOCK INDEXES: Options on stock indexes are based on indexes of stock prices that change in value according to the market values of the underlying stock. Some stock index options are based on a broad market index such as the New York Stock Exchange composite index of Standard & Poor's Corporation. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges. Options on stock indexes differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security. Index options are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in a stock index option may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire. The Fund may write (sell) call options, write put options, purchase put options, and purchase call options on stock indexes when appropriate to hedge investments against a decline in value, or to reduce the risk of missing a broad market advance or an advance in an industry or market segment.

The risks associated with the purchase and sale of options on stock indexes is generally the same as those relating to options on securities. However, the value of a stock index option depends primarily on movements in the value of an index rather than in the price of a single security. Accordingly, the Fund will realize a gain or loss from purchasing or writing an option on a stock index as a result of movements in the level of stock prices in the stock market generally, or in the case of certain indexes, in an industry or market segment, rather than changes in the price for a particular security. Therefore, successful use of stock index options by the Fund will depend on the Advisor's ability to predict movements in the direction of the stock market generally, or in a particular industry. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

Because index options are settled in cash, the Fund cannot be assured of covering its potential settlement obligations under call options it writes on indexes by acquiring and holding the underlying securities. Unless the Fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

The Fund will adhere to the following non-fundamental limitations with respect to investments in options on stock indexes: (1) the Fund will purchase or write only those options on stock indexes that are traded on U.S. securities exchanges or quoted on NASDAQ; and (2) the Fund will not invest more than 5% of its total net assets in options on stock indexes.

                             PORTFOLIO TRANSACTIONS

The Advisory Agreement between the Trust and the Advisor requires that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seeks the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. Under the Advisory Agreement, the Advisor is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Advisor must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each Fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Advisor would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker-dealers through or with whom the Trust places portfolio transactions the Advisor may be relieved of expenses which it might otherwise bear.

The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained.

The brokerage fees paid by the Fund for the three fiscal periods ended June 30, 1994, 1995, and 1996, were $18,741, $20,744 and $9,800, respectively.

                             MANAGEMENT OF THE FUND

The Trustees and Officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.

NAME AND ADDRESS        TRUST POSITION     PRINCIPAL OCCUPATION
---------------------   --------------     -------------------------------------
John P. Allen           Trustee            President,     Deposit    Development
5600 San Pedro                             Associates  Inc.,  a  bank  marketing
San Antonio, TX                            firm.   President,   Paragon   Press.
                                           Partner, Rio Cibolo Ranch, Inc.

William A. Fagan, Jr.   Chairman of        Chairman  of the  Board  of  Trustees
P.O. Box 17903          the Board of       since   January  1,  1989.   Business
San Antonio, TX         Trustees           consultant  since  1976.

E. Douglas Hodo         Trustee            Chief  Executive  Officer  of Houston
7706   Fondren                             Baptist University. Formerly Dean and
Houston,  TX                               Professor of  Economics  and Finance,
                                           College of  Business,  University  of
                                           Texas at San Antonio.

Charles Z. Mann         Trustee            Business  consultant since January 1,
Turning Point                              1993.   Chairman,   Bermuda  Monetary
13 Knapton Estates Rd.                     Authority    from   1986   to   1992.
Smiths, Bermuda                            Executive     Vice    President    of
HS01                                       International   Median   Limited,   a
                                           private  investment  holding company,
                                           from  1979  to  1985  and  previously
                                           general   manager  of  Bank  of  N.T.
                                           Butterfield    &   Son,    Ltd.,    a
                                           Bermuda-based   bank.   Currently   a
                                           Director  of Bermuda  Electric  Light
                                           Company,   Ltd.;   Overseas  Imports,
                                           Ltd.; Tyndall International (Bermuda)
                                           Ltd.;    Old   Court    International
                                           Reserves    Ltd.;   XL    Investments
                                           Limited, Glaxo (Bermuda) Limited.

W.C.J. van Rensburg     Trustee            Professor of  Geological  Science and
6010 Sierra Arbor Ct.                      Petroleum Engineering,  University of
Austin, TX                                 Texas  at  Austin.  Former  Associate
                                           Director, Bureau of Economic Geology,
                                           University of Texas. Former Chairman,
                                           Department of Geosciences, West Texas
                                           State  University.  Former  technical
                                           director  of South  African  Minerals
                                           Bureau    and    British    Petroleum
                                           Professor of Energy  Economics at the
                                           Ran       Afrikaans       University,
                                           Johannesburg, South Africa.

Frank E. Holmes(1)      Trustee,           Chairman  of the Board of  Directors,
                        President,         Chief  Executive  Officer  and  Chief
                        Chief              Financial  Officer  of  the  Advisor.
                        Executive          Since  October  1989 Mr.  Holmes  has
                        Officer            served  and  continues  to  serve  in
                                           various  positions  with the Advisor,
                                           its subsidiaries,  and the investment
                                           companies  it  sponsors.  Director of
                                           Franc-Or Resource Corp. from November
                                           1994 to  November  1996.  Director of
                                           Marleau,  Lemire  Inc.  from  January
                                           1995 to  December  1995.  Director of
                                           United    Services    Canada,    Inc.
                                           (formerly  United  Services  Advisors
                                           Wealth    Management   Corp.)   since
                                           February  1995  and  Chief  Executive
                                           Officer from February to August 1995.

Susan B. McGee          Executive Vice     Executive Vice  President,  Corporate
                        President,         Secretary and General  Counsel of the
                        Secretary,         Advisor.  Since  September  1992  Ms.
                        General            McGee  as  served  and  continues  to
                        Counsel            serve in various  positions  with the
                                           Advisor,  its  subsidiaries,  and the
                                           investment   companies  it  sponsors.
                                           Before September 1992 Ms. McGee was a
                                           student at St. Mary's Law School.

------------------------
(1) This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.

NAME AND ADDRESS        TRUST POSITION     PRINCIPAL OCCUPATION
---------------------   --------------     -------------------------------------
Thomas D. Tays          Vice President,    Vice      President,       Securities
                        Securities         Specialist,  Director  of  Compliance
                        Specialist,        and   Assistant   Secretary   of  the
                        Director of        Advisor.   Chief  Financial  Officer,
                        Compliance         Vice      President,       Securities
                                           Specialist,  Director  of  Compliance
                                           and Assistant Secretary of the Trust.
                                           Since  September  1993  Mr.  Tays has
                                           served  and  continues  to  serve  in
                                           various  positions  with the Advisor,
                                           its subsidiaries,  and the investment
                                           companies   it    sponsors.    Before
                                           September   1993  Mr.   Tays  was  an
                                           attorney in private practice.

                         PRINCIPAL HOLDERS OF SECURITIES

As of August 26, 1996, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. The Trust is not aware of any persons who owned of record, or beneficially, more than 5% of the outstanding shares of the Fund at August 26, 1996.

                          INVESTMENT ADVISORY SERVICES

The investment adviser to the Funds is U.S. Global Investors, Inc. (formerly United Services Advisors, Inc.) (the "Advisor"), a Texas corporation, pursuant to an Advisory Agreement dated as of October 27, 1989. Frank E. Holmes, Chief Executive Officer and a Director of the Advisor, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Advisor and may be deemed to be a controlling person of the Advisor.

In addition to the services described in the Fund's prospectus, the Advisor will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, Officers and Trustees of the Trust if such persons are employees of the Advisor or its affiliates, except that the Trust will reimburse the Advisor for a portion of the compensation of the Advisor's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

The Trust pays all other expenses for its operations and activities. Each of the Funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditor expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Advisor, expenses of attendance by Officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, cost of fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

For the services and facilities provided to the Funds by the Advisor, the Fund may pay to the Advisor a monthly fee at the rate based upon the monthly average net assets of the Fund for such calendar month up to and including $250 million, 1/12 of 75% and over $250 million, 1/12 of 0.50%. The Advisor has voluntarily agreed to bear certain Fund expenses. See the prospectus section - "The Investment Advisor."

The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting,

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selling or distributing securities. However, in the Advisor's opinion, such laws should not preclude a bank from performing shareholder administrative and servicing functions as contemplated herein.

The securities laws of certain states in which shares of the Trust may, from time to time, be qualified for sale require that the Advisor reimburse the Trust for any excess of the Fund's expenses over prescribed percentages of the Fund's average net assets. Thus, the Advisor's compensation under the Advisory Agreement is subject to reduction in any fiscal year to the extent that total expenses of the Fund for such year (including the Advisor's compensation but exclusive of taxes, brokerage commission, extraordinary expenses, and other permissible expenses) exceed the most restrictive applicable expense limitation prescribed by any state in which the Trust's shares are qualified for sale. The Advisor may obtain waivers of these state expense limitations from time to time. Such limitation is currently 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of the remaining average net assets.

The Board of Trustees of the Trust (including a majority of the "disinterested Trustees") recently approved continuation of the October 1989 Advisory Agreement through October 1996. The Advisory Agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each Fund, as long as it is approved at least annually both (I) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the Investment Company Act of 1940 [the "Act"]) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned.

The Trust pays the Advisor a separate management fee for each Portfolio in the Trust. Such fee is based on varying percentages of average net assets. For the three fiscal periods ended June 30, 1994, June 30, 1995, and June 30, 1996, the Trust incurred advisory fees (net of expenses paid by the Advisor or voluntary fee waivers) of $5,021,807, $5,233,507 and $5,216,589, respectively, for all funds. For the three fiscal periods ended June 30, 1994, June 30, 1995, and June 30, 1996, the Fund paid the Advisor no advisory fees (net of expenses paid by the Advisor or voluntary fee waivers).

                       TRANSFER AGENCY AND OTHER SERVICES

In addition to the services performed for the Funds and the Trust under the Advisory Agreement, the Advisor, through its subsidiary USSI, provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency Agreement as described in the Fund's prospectus under "Management of the Fund -- The Investment Advisor." In addition, lockbox and statement printing services are provided by USSI. The Board of Trustees recently approved the Transfer Agency and related agreements through October 30, 1996. For the three fiscal years ended June 30, 1994, 1995, and 1996, the Trust paid USSI total transfer agency, lockbox and printing fees of $2,313,933, $2,557,846 and $2,707,293, respectively.

USSI also maintains the books and records of the Trust and of each Fund of the Trust and calculates their daily net asset value as described in the Fund's prospectus under "Management of the Fund -- The Investment Advisor." Total reimbursements and fees for such services for the fiscal years ending June 30, 1994, 1995, and 1996, were $354,278, $502,994 and $499,465, respectively.

A & B Mailers, Inc., a wholly-owned corporation of the Advisor, provides the Trust with certain mail handling services. The charges for such services have been negotiated by the Audit Committee and A & B Mailers, Inc. Each service is priced separately.

                     CERTAIN PURCHASES OF SHARES OF THE FUND

Shares of the Fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Fund are described in the prospectus. In addition, shares of the Fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the Fund, and are otherwise acceptable to the Advisor, which reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such "in kind" purchase, the following conditions will apply:

     1. the securities offered by the investor in exchange for shares of the Fund must not be in any way restricted as to resale or otherwise be illiquid;

     2. securities of the same issuer must already exist in the Fund's portfolio;

     3. the securities must have a value which is readily ascertainable (and not established only by/ evaluation procedures) as evidenced by a listing on the AMEX, the NYSE, or NASDAQ;

     4. any securities so acquired by any Fund will not comprise over 5% of that Fund's net assets at the time of such exchange;

     5. no over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

     6.   the securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities which he or she proposes to deliver. The Trust will advise him or her as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the Fund are valued. See the section entitled "How Shares Are Valued" in the prospectus. The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

SUSPENSION OF REDEMPTION PRIVILEGES: The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

                        CALCULATION OF PERFORMANCE DATA

TOTAL RETURN: The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1 + T)n = ERV

     Where:   P      =    a hypothetical initial payment of $1,000
              T      =    average annual total return
              n      =    number of years
              ERV         ending  redeemable value of a hypothetical
                          $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period.

The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The average annual compounded rate of return for the Fund for the following years ended as of June 30, 1996, is as follows: one year 24.31%; five years 12.31% and ten years 6.58%.

YIELD: The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                    A - B
                   ------
     YIELD = 2 [ (   CD     + 1)6 - 1]

     Where:   A  =  dividends and interest earned during the period
              B  =  expenses accrued for the period (net of reimbursement)
              C  =  the average daily number of shares outstanding during the period that were entitled to receive dividends
              D  =  the maximum offering price per share on the last day of the period

The Fund's 30-day yield for the 30 days ended June 30, 1996, was 1.66%.

NONSTANDARDIZED TOTAL RETURN: The Fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES: In its sales literature, the Fund may also quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principals.

Because a distribution can include such premiums, capital gain and option income, the amount of the distribution may be susceptible to control by the Advisor through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

Effective November 1, 1993, the Fund changed investment objectives and policies from passive to active management of the portfolio.

EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT: All calculations of performance data in this section reflect the Advisor's fee waivers or reimbursement of a portion of the Fund's expenses, as the case may be. See "Management of the Funds" in the prospectus.

                                   TAX STATUS

TAXATION OF THE FUND--IN GENERAL: As stated in its prospectus, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months (the "30% test"), and (c) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUND'S INVESTMENTS: The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

TAXATION OF THE SHAREHOLDER: Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

A shareholder of the Fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

                                    CUSTODIAN

Bankers Trust Company acts as Custodian for the Fund. Services with respect to the retirement accounts are provided by Security Trust and Financial Company of San Antonio, Texas, a wholly-owned subsidiary of the Advisor.

                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

Price Waterhouse LLP, One Riverwalk Place, Ste. 900, San Antonio, Texas 78205, serves as the independent accountants for the Trust.

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, are legal counsel to the Trust.

                              FINANCIAL STATEMENTS

The financial statements for year ended June 30, 1996, are hereby incorporated by reference from the Annual Report to Shareholders of that date which has been delivered with this Statement of Additional Information [unless previously provided, in which event the Trust will promptly provide another copy, free of charge, upon request to: U.S. Global Investors, Inc. , P.O. Box 29467, San Antonio, Texas 78229-0467, 1-800-873-8637 or (210) 308-1234].